                                                                   Exhibit 10.86

                                                      [COAL GENERATING STATIONS]








                                      POWER PURCHASE AGREEMENT

                                    DATED AS OF DECEMBER 15, 1999


                                               BETWEEN

                                     COMMONWEALTH EDISON COMPANY

                                                 AND

                                       MIDWEST GENERATION, LLC





                               CRAWFORD, FISK, WAUKEGAN, WILL COUNTY,
                               JOLIET AND POWERTON GENERATING STATIONS

                                          Table of Contents


                                                                                                 Page
1.       Definitions and Interpretation.............................................................1
         (a)      Definitions.......................................................................1
         (b)      Interpretation...................................................................12
         (c)      Legal Representation of Parties..................................................13
         (d)      Titles and Headings..............................................................13
2.       Term......................................................................................14
3.       Generating Capacity.......................................................................14
4.       Electric Energy Supply....................................................................14
         (a)      Character........................................................................14
         (b)      Supply...........................................................................14
         (c)      Dispatch.........................................................................14
         (d)      Energy Imbalance.................................................................15
5.       Metering; Billing; Payment................................................................15
         (a)      Metering.........................................................................15
         (b)      Meter Inaccuracies...............................................................15
         (c)      Billing..........................................................................16
         (d)      Billing Disputes.................................................................16
6.       Operation of Reserved Units...............................................................17
         (a)      Standard of Operation............................................................17
         (b)      Electric Energy Generation.......................................................17
         (c)      Outages..........................................................................19
         (d)      Operating Characteristics........................................................20
         (e)      Fuel Source and Emissions Reports................................................21
         (f)      Records..........................................................................21
7.       Compensation..............................................................................21
         (a)      Monthly Capacity Charge..........................................................21
         (b)      Energy Charge....................................................................22
         (c)      Start-Up and Support Charges.....................................................22
         (d)      Low Load Charges.................................................................25
         (e)      Ancillary Services...............................................................25
8.       Testing...................................................................................25
9.       Ancillary Services........................................................................26
10.      Limitation of Liability...................................................................26
11.      Disagreements.............................................................................28
         (a)      Administrative Committee Procedure...............................................28
         (b)      Arbitration......................................................................28


                                                  i




         (c)      Obligations to Pay Charges and Perform...........................................30
         (d)      Preliminary Injunctive Relief....................................................30
         (e)      Settlement Discussions...........................................................31
12.      Assignment: Transfer of Stations..........................................................31
         (a)      Assignment.......................................................................31
         (b)      Collateral Assignment............................................................31
         (c)      Transfer of Stations during the Term.............................................32
13.      Call Options..............................................................................32
14.      Default: Termination and Remedies.........................................................33
         (a)      Seller's Default.................................................................33
         (b)      ComEd Default....................................................................33
         (c)      Remedies and Remedies Cumulative.................................................34
         (d)      Extended Outage..................................................................34
15.      Force Majeure.............................................................................35
         (a)      Force Majeure Event..............................................................35
         (b)      Obligations Under Force Majeure..................................................35
         (c)      Continued Payment Obligation.....................................................36
         (d)      Availability.....................................................................36
16.      Representations and Warranties............................................................36
         (a)      Representations and Warranties of Seller.........................................36
         (b)      Representations and Warranties of ComEd..........................................37
17.      Indemnification...........................................................................39
18.      Notices...................................................................................39
19.      Confidentiality...........................................................................41
20.      Governing Law.............................................................................41
21.      Partial Invalidity........................................................................42
22.      Waivers...................................................................................42
23.      Competitive Transition Charge.............................................................42
24.      Entire Agreement and Amendments...........................................................42



APPENDICES

Appendix A        Equivalent Availability Factor
Appendix B        Design Limits
Appendix C        Source of Contracted Capacity
Appendix D        MAIN Guide Number 3A
Appendix E        EO Communications and Guidelines
Appendix F        Reporting Forms
Appendix G        Regulating Performance Value Methodology
Appendix H        GADS Cause Codes

                              POWER PURCHASE AGREEMENT


                  THIS POWER PURCHASE AGREEMENT (including Appendices, this "AGREEMENT") dated as of December 15, 1999, between COMMONWEALTH EDISON COMPANY, an Illinois corporation ("COMED"), and MIDWEST GENERATION, LLC, a Delaware limited liability company ("SELLER"; ComEd and Seller are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES");


                                   WITNESSETH:

                  WHEREAS, ComEd owns electric facilities and is engaged in the generation, purchase, transmission, distribution and sale of electric energy; and

                  WHEREAS, Seller intends to purchase and thereafter operate ComEd's existing Crawford, Fisk, Waukegan, Will County, Joliet and Powerton electric generation stations; and

                  WHEREAS, ComEd desires to receive and purchase, and Seller desires to deliver and sell, electric capacity, energy and other generation-related services; and

                  WHEREAS, ComEd desires to determine the dispatching of certain units at such stations as provided in this Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Parties hereto agree as follows:

1.       DEFINITIONS AND INTERPRETATION

                  (a) DEFINITIONS. As used in this Agreement, (i) the terms set forth below in this Section 1(a) shall have the respective meanings so set forth, (ii) the terms defined elsewhere in this Agreement shall have the meanings therein so specified and (iii) the terms "AVAILABLE," "AVAILABLE HOURS," "EQUIVALENT AVAILABILITY FACTOR," "FORCED OUTAGE," "MAINTENANCE OUTAGE," "NET DEPENDABLE CAPACITY," "PLANNED OUTAGE," "PLANNED OUTAGE EXTENSION," "SERVICE HOURS" and "UNAVAIL-

ABLE", and the associated terms referred to and used in the calculation of such terms, shall have the respective meanings assigned to such terms in Appendix A.

         "ADJUSTMENT FACTOR" means, with respect to a month, the factor (rounded to four decimal places) obtained from the following:

                  (a)      if such month is a Summer Month:



                             GROUP EAF                       ADJUSTMENT FACTOR
                             ---------                       -----------------
                    Greater than or equal to 65%           (Group EAF + 25)/100

                    Less than 65%                          Zero


                  (b)      if such month is a Non-Summer Month:



                             GROUP EAF                       ADJUSTMENT FACTOR
                             ---------                       -----------------
                    Greater than or equal to 65%           (Group EAF + 35)/100

                    Less than 65% and greater              (100 + [(Group EAF -65) x 2])/100
                     than 55%

                    Less than 55%                          Zero


PROVIDED, HOWEVER that all outage hours and derating attributable to ComEd transmission system problems, outages or stability load restrictions shall be deemed Available Hours.

         "AFFECTED PARTY" has the meaning specified in Section 15(a).

         "ANCILLARY SERVICES" has the meaning set forth in Section 9.

         "ASSET SALE AGREEMENT" means the Asset Sale Agreement dated as of March 22, 1999, between ComEd and Seller, governing the transfer of the Stations from ComEd to Seller.

         "BANKRUPTCY" means any case, action or proceeding under any bankruptcy, reorganization, debt arrangement, insolvency or receivership law or any dissolution or liquidation proceeding commenced by or against a Person and, if such case, action or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in an order for relief or shall remain undismissed for 90 days.

         "BASE CAPACITY" means 5,656 megawatts.

         "BUSINESS DAY" means each weekday (Monday through Friday) except the days on which the following holidays are observed: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         "CALL OPTIONS" has the meaning set forth in Section 13.

         "CHANGE OF LAW" means the adoption, promulgation, modification or reinterpretation of any law, rule, regulation, ordinance, order or other Requirement of Law of any federal, state, county or local government, governmental agency, court, commission, department or other such entity which occurs subsequent to the date of execution of this Agreement but excluding any change in law relating to (i) taxation of net income or (ii) any requirement regarding reduction or control of nitrogen oxide (NOx), carbon dioxide or volatile organic materials under any Requirement of Law.

         "COLD START" means a Successful Start-Up of a Reserved Unit before which such Reserved Unit has been off-line for 48 hours or more.

         "COMED CONTROL AREA" means the ComEd electrical system bounded by interconnection (tie-line) metering and telemetry and wherein ComEd controls generation to maintain the system's interchange schedule with other control areas and contributes to frequency regulation of the interchange.

         "COMED EMS" means the electronic hardware and software owned by ComEd and known as the "ComEd Energy Management System."

         "COMED EVENT OF DEFAULT" has the meaning specified in Section 14(b).

         "COMED SYSTEM" means the electric transmission and distribution system owned by ComEd and its affiliates.

         "CONFIDENTIAL INFORMATION" has the meaning specified in Section 19.

         "CONTRACT YEAR" means, in the case of the First Contract Year, the period beginning on the Effective Date and ending on the day prior to the first anniversary of such beginning date, if the Effective Date is the first day of a calendar month, or ending on the day prior to the first anniversary of the beginning of the month immediately following the Effective Date, if the Effective Date is not the first day of a month; and, in the case of subsequent Contract Years, means the period beginning on the day immediately following the end of the preceding Contract Year and ending on the day prior to the first anniversary of such beginning day. First Contract Year refers to the first such period commencing on the Effective Date; Second Contract Year refers to the second such period; and so on.

         "CONTRACTED CAPACITY" means, with respect to a Contract Year, the aggregate megawatts of generating capacity from the generating units identified for such Contract Year in Appendix C.

         "DEFAULT RATE" means (i) the "Prime Rate" as published from time to time in the "Money Rates" section of The Wall Street Journal, plus (ii) 2.5% (250 basis points) per annum.

         "DESIGN LIMITS" means, with respect to a Reserved Unit, the items listed in Appendix B with respect to such Reserved Unit.

         "EFFECTIVE DATE" means the date of this Agreement.

         "ELECTRIC ENERGY" has the meaning specified in Section 4(a).

         "EMERGENCY CONDITION" means a condition or situation which (i) in the sole judgment of ComEd (or any ISO) presents an imminent physical threat of danger to life, or significant threat to health or property, (ii) in the sole judgment of ComEd (or any ISO) could cause a significant disruption on or significant damage to the ComEd System (or any material portion thereof) or the transmission system of a third party (or any material portion thereof) directly interconnected to the ComEd System, (iii) in the sole judgment of Seller could cause significant damage to the equipment that constitutes a Station (or any material portion thereof) or (iv) in the sole judgment of ComEd could cause significant damage to the equipment located in the switchyard associated with a Station (or any material portion of such switchyard).

         "ENERGY CHARGE" means an amount determined under Section 7(b) in respect of a month.

         "EO" means ComEd's Electric Operations Department.

         "EO GENERATION DISPATCHER" means the Person so designated from time to time by ComEd as contemplated in Appendix E. Notice provisions for the EO Generation Dispatcher are contained in Appendix E.

         "EXCESS START" means, with respect to a Reserved Unit, a Successful Start-Up of such Reserved Unit after the cumulative number of Cold Starts, Warm Starts and Hot Starts for such Reserved Unit for a Contract Year equals twenty.

         "FERC" means the Federal Energy Regulatory Commission.

         "FORCE MAJEURE EVENT" has the meaning specified in Section 15(a).

         "GOVERNMENTAL ACTION" has the meaning specified in Section 15(a).

         "GROUP" means, with respect to a Contract Year, all of the Reserved Units for such Contract Year.

         "GROUP EAF" means the Equivalent Availability Factor of the Group, subject to the following adjustment and clarifications: (i) to the extent that Seller declares a Substitute Unit to be Available to ComEd for the generation of Electric Energy, the Available generating capacity of such Substitute Unit may be used to offset the Unavailable generating capacity of a Reserved Unit (up to (i) if such calculation is being performed for a Summer Month, 75% of the Net Dependable Capacity of such Reserved Unit as set forth in Appendix B or (ii) if such calculation is being per formed for a Non-Summer Month, 65% of the Net Dependable Capacity of such Reserved Unit as set forth in Appendix B) for purposes of calculating Group EAF; (ii) for clarity and the avoidance of doubt, hours attributable to Planned Outages (including extensions), Maintenance Outages (including extensions) and Forced Outages shall be Unavailable hours for the purposes of calculating Group EAF; and (iii) Availability of a Reserved Unit shall be measured on the Station side of the Point of Delivery unless an event on the Station side of the Point of Delivery has caused equipment on the transmission system side of the Point of Delivery to be malfunctional or nonfunctional.

         "HOT START" means a Successful Start-Up of a Reserved Unit before which such Reserved Unit has been off-line for eight hours or less.

         "INTERCONNECTION AGREEMENT" means the Facilities, Interconnection and Easement Agreement dated as of the Effective Date between ComEd and Seller with respect to a Station.

         "ISO" means any Person that becomes responsible under applicable FERC guidelines for the transmission system to which a Station is connected.

         "LENDERS" means (i) any person or entity that, from time to time, has made loans to Seller, its permitted successors or permitted assigns for the financing or refinancing of a Station or which are secured by a Station, (ii) any holder of such indebtedness, (iii) any trustee on behalf of any such holders or (iv) any Person who purchases a Station in connection with a sale-leaseback or other lease arrangement in which the Seller is the lessee of such Station pursuant to a net lease.

         "LOW LOAD CHARGES" means an amount determined under Section 7(d) in respect of a month.

         "MAIN" means the Mid-America Interconnected Network.

         "MINIMUM LOAD" means the "Minimum Operating Level" for a Reserved Unit (below which it cannot operate in a stable manner with or without support fuel) as set forth in Appendix B. Minimum Load for a Reserved Unit shall be measured in net megawatts.

         "MONTHLY CAPACITY CHARGE" means an amount determined under Section 7(a) in respect of a month.

         "NERC" means the North American Electric Reliability Council.

         "NON-SUMMER CALL CAPACITY CHARGE" means, with respect to a Non-Summer Month in a given Contract Year, the charge per megawatt-month determined from the following table:


         ------------------------------------------------------------
                                         CHARGE PER MEGAWATT -
              CONTRACT YEAR                     MONTH
         ------------------------------------------------------------
                     1                         $1,843
         ------------------------------------------------------------
                     2                          1,890
         ------------------------------------------------------------
                     3                          1,940
         ------------------------------------------------------------
                     4                          2,663
         ------------------------------------------------------------
                     5                          2,663
         ------------------------------------------------------------


         "NON-SUMMER CAPACITY CHARGE" means, with respect to a Non-Summer Month in a given Contract Year, the charge per megawatt-month determined from the following table:



         ------------------------------------------------------------
                                         CHARGE PER MEGAWATT -
              CONTRACT YEAR                     MONTH
         ------------------------------------------------------------
                     1                         $1,500
         ------------------------------------------------------------
                     2                          1,500
         ------------------------------------------------------------
                     3                          1,500
         ------------------------------------------------------------
                     4                          1,375
         ------------------------------------------------------------
                     5                          1,375
         ------------------------------------------------------------


         "NON-SUMMER CAPACITY PAYMENT" means, for a Non-Summer Month, the sum of the following calculations for each Reserved Unit during such month:

                  (i) if such Reserved Unit is identified in Appendix C as a source of Contracted Capacity for such month, the result of (a) the product of (1) the Net Dependable Capacity of such Reserved Unit (as set forth in Appendix B), multiplied by (2) the Non-Summer Capacity Charge for such month, multi plied by (3) the Adjustment Factor for such month, minus (b) the Regulation Adjustment for such Reserved Unit for such month and

                  (ii) if such Reserved Unit has been identified by ComEd through the exercise of a Call Option as a source of Reserved Option Capacity for such month, the result of (a) the product of (1) Net Dependable Capacity of such Reserved Unit (as set forth in Appendix B), multiplied by (2) the Non- Summer Call Capacity Charge for such month, multiplied by (3) the Adjust ment Factor for such month, minus (b) the Regulation Adjustment for such Reserved Unit for such month.

         "NON-SUMMER MONTH" means any month other than a Summer Month.

         "OPTION UNIT" means, with respect to a Contract Year, a generating unit that is not identified in Appendix C as a source of Contracted Capacity for such Contract Year; PROVIDED, HOWEVER, with respect to each Contract Year after the Third Contract Year, if such generating unit was an Option Unit in a preceding Contract Year and was not reserved in such preceding Contract Year through the exercise by ComEd of a Call Option pursuant to Section 13, then such generating unit shall not be an Option Unit in the Contract Year in question.

         "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, entity, government or other political subdivision.

         "POINT OF DELIVERY" means the point of Electric Energy delivery from the Station in which such Reserved Unit is located to the ComEd System specified in the Interconnection Agreement for such Station.

         "PRUDENT UTILITY PRACTICE" means any of the practices, methods and acts required or approved by any ISO or engaged in or approved by a significant portion of the electric utility industry in the United States of America during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Utility Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be acceptable practices, methods or acts generally accepted in the United States of America.

         "REGULATION ADJUSTMENT" means, with respect to a Reserved Unit for a given month, (i) if the Adjustment Factor for such Reserved Unit for such month is zero or the Service Hours for such Reserved Unit for such month are less than seventy-two, an amount equal to zero, or (ii) in all other cases, an amount equal to the RPV Adjustment.

         "REQUIREMENT OF LAW" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promul gated by any federal, state, local or other governmental authority or regulatory body (including those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements) or a tariff filed with any federal, state, local or other governmental authority or regulatory body.

         "RESERVED CAPACITY" means, with respect to a Contract Year, the sum of the Contracted Capacity and the Reserved Option Capacity for such Contract Year.

         "RESERVED OPTION CAPACITY" means, with respect to a particular Contract Year, the aggregate Net Dependable Capacity (as set forth in Appendix B) of any Option Units reserved as a result of the exercise of a Call Option pursuant to
Section 13.

         "RESERVED UNIT" means each, and "RESERVED UNITS" means all, of the generating units (i) identified in Appendix C as the source of the Contracted Capacity for a given Contract Year and (ii) identified by ComEd in connection with the exercise of a Call Option as the source of Reserved Option Capacity for such Contract Year.

         "RPV" means, with respect to a Reserved Unit, its (together with any Substi tute Unit substituted for such Reserved Unit) "regulating performance value," which shall be calculated by ComEd EMS on a monthly basis in accordance with the methodology set forth in Appendix G.

         "RPV ADJUSTMENT" means, with respect to a Reserved Unit for a given month, the amount determined from the following:


                                                               RPV Adjustment
                                                               --------------
            If (RPVmin - RPVact) is less than zero             [(RPVmin - RPVact) x $5,330]

            If (RPVmin - RPVact) is zero                       zero

            If RPVmin - RPVact) is greater than                [(RPVmin - RPVact) x $5,330]
            zero


For purposes of the foregoing calculation, the term "RPVMIN" means the "Unit RPV" listed for such Reserved Unit in Appendix B; and the term "RPVACT" means the actual RPV calculated by ComEd EMS for such Reserved Unit for such month.

         "SELLER'S EVENT OF DEFAULT" has the meaning specified in Section 14(a).

         "START-UP AND SUPPORT CHARGES" means an amount determined under Section 7(c) in respect of a month.

         "STATIONS" means the Crawford, Fisk, Waukegan, Will County, Joliet and Powerton generating stations being conveyed to Seller pursuant to the Asset Sale Agreement.

         "SUBSTITUTE UNIT" means a generating unit (other than a combustion turbine generating unit or peaker subject to a power purchase agreement with ComEd) within the ComEd Control Area which is not a Reserved Unit under this Agreement at the time in question.

         "SUCCESSFUL START-UP" means causing, at the request of ComEd, a generating unit to achieve electrical synchronization with the transmission provider's system to which the Station containing such unit is interconnected and to maintain at least the Minimum Load for such generating unit for a period of twelve hours.

         "SUMMER CALL CAPACITY CHARGE" means, with respect to a Summer Month in a given Contract Year, the charge per megawatt-month determined from the follow ing table:


         ------------------------------------------------------------
                                         CHARGE PER MEGAWATT -
              CONTRACT YEAR                     MONTH
         ------------------------------------------------------------
                     1                         $14,700
         ------------------------------------------------------------
                     2                          15,120
         ------------------------------------------------------------
                     3                          15,520
         ------------------------------------------------------------
                     4                          21,300
         ------------------------------------------------------------
                     5                          21,300
         ------------------------------------------------------------


         "SUMMER CAPACITY CHARGE" means, with respect to a Summer Month in a given Contract Year, the charge per megawatt-month determined from the following table:


         ------------------------------------------------------------
                                         CHARGE PER MEGAWATT -
              CONTRACT YEAR                     MONTH
         ------------------------------------------------------------
                     1                         $12,000
         ------------------------------------------------------------
                     2                          12,000
         ------------------------------------------------------------
                     3                          12,000
         ------------------------------------------------------------
                     4                          11,000
         ------------------------------------------------------------
                     5                          11,000
         ------------------------------------------------------------



         "SUMMER CAPACITY PAYMENT" means, for a Summer Month, the sum of the following calculations for each Reserved Unit during such month:

                  (i) f such Reserved Unit is identified in Appendix C as a source of Contracted Capacity for such month, the result of (a) the product of (1) the Net Dependable Capacity of such Reserved Unit (as set forth in Appendix B), multiplied by (2) the Summer Capacity Charge for such month, multiplied by (3) the Adjustment Factor for such month, minus (b) the Regulation Adjustment for such Reserved Unit for such month and

                  (ii) if such Reserved Unit has been identified by ComEd as a source of Reserved Option Capacity for such month, the result of (a) the product of (1) the Net Dependable Capacity of such Reserved Unit (as set forth in Appendix B), multiplied by (2) the Summer Call Capacity Charge for such month, multiplied by (3) the Adjustment Factor for such month, minus (b) the Regulation Adjustment for such Reserved Unit for such month.

         "SUMMER MONTH" means each of June, July, August and September.

         "SUMMER PERIOD" means the period from May 15 through September 15 or, if the Effective Date or the Termination Date falls from May 15 through September 15 of a given year, then for the resulting shorter period for such year.

         "TERM" has the meaning specified in Section 2.

         "TERMINATION DATE" means the earlier of (i) the day immediately preceding the fifth anniversary of the Effective Date if the Effective Date is the first day of a month and otherwise the day immediately preceding the fifth anniversary of the first day of the month immediately following the Effective Date and (ii) the date on which this Agreement is terminated by a Party pursuant to its terms.

         "WARM START" means a Successful Start-Up of a Reserved Unit before which such Reserved Unit has been off-line for more than eight hours, but less than 48 hours.

                  (b) INTERPRETATION. In this Agreement, unless a clear contrary intention appears:

                  (i)      the singular includes the plural and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, in the case of a Party, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capac ity excludes such Person in any other capacity or individually;

                  (iii)    reference to any gender includes each other gender;

                  (iv) reference to any agreement (including this Agreement), document, instrument or tariff means such agreement, document, instrument or tariff as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;

                  (v) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including, if applicable, rules and regulations promulgated thereunder;

                  (vi) reference to any Section or Appendix means such Section of this Agreement or such Appendix to this Agreement, as the case may be, and references in any Section or definition to any clause means such clause of such Section or definition;

                  (vii) "hereunder", "hereof"', "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof or thereof;

                  (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

                  (ix) relative to the determination of any period of time, "from" means "from and including", "to" means "to but excluding" and "through" means "through and including".

                  (c) LEGAL REPRESENTATION OF PARTIES. This Agreement was negotiated by the Parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party shall not apply to any construction or interpretation hereof or thereof.

                  (d) TITLES AND HEADINGS. Section and Appendix titles and headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

2.       TERM

                  This Agreement shall have a term (the "TERM") commencing on the Effective Date and ending on the Termination Date. The provisions of Sections 6(e) (Fuel Source and Emissions Reports), 6(f) (Records), 10 (Limitation of Liability), 11 (Disagreements), 14 (Default, Termination and Remedies), and 16 (Indemnification) shall survive the termination of this Agreement.

3.       GENERATING CAPACITY

                  Subject to the terms and conditions of this Agreement, Seller shall, consistent with Prudent Utility Practice, cause the aggregate Net Dependable Capacity of the Reserved Units during a Contract Year to be not less than the Reserved Capacity for such Contract Year.

4.       ELECTRIC ENERGY SUPPLY

                  (a) CHARACTER. All electric energy which Seller shall sell and deliver to ComEd from a Reserved Unit (or a Substitute Unit) hereunder (such electric energy being referred to herein as the "ELECTRIC ENERGY") shall be consistent with the requirements of Section 5.7 of the Interconnection Agreement applicable to the Stations.

                  (b) SUPPLY. Subject to the terms and conditions of this Agreement, Seller shall make available at the Point of Delivery for a Reserved Unit to ComEd for delivery and sale, and ComEd may receive and purchase from Seller, Electric Energy. If a Reserved Unit is not Available, Seller may use a Substitute Unit to fulfil such obligation; PROVIDED HOWEVER, that (i) if such Substitute Unit is not located within the Station in which such Unavailable Reserved Unit is located, Seller shall be responsible for arranging transmission service for delivery to such Station from such Substitute Unit and (ii) such Substitute Unit shall have an RPV not less than the Unavailable Reserved Unit. ComEd shall not be obligated to receive or purchase any Electric Energy from Seller except such Electric Energy as is dispatched by ComEd pursuant to Section 4(c).

                  (c) DISPATCH. ComEd may dispatch the delivery of Electric Energy from each Reserved Unit (or Substitute Unit) in accordance with the provisions set forth in Appendix E at a rate up to such Reserved Unit's Net Dependable

Capacity as set forth in Appendix B or such Substitute Unit's Net Dependable Capacity, as the case may be (or such greater or lesser rate as Seller may from time to time declare to be Available in accordance with Section 3 of Appendix E), at any time when such Reserved Unit is so declared by Seller to be Available.

                  (d) ENERGY IMBALANCE. ComEd shall hold Seller harmless from any energy imbalance charges that result from ComEd's dispatch orders under this Agreement.

5.       METERING; BILLING; PAYMENT

                  (a) METERING. All Electric Energy delivered by Seller to ComEd from a Station under this Agreement shall be metered at billing meter installations provided, installed, owned, maintained and tested as provided in Section 5.18 of the Interconnection Agreement applicable to such Station. At Sellers option and expense, back-up meters and associated metering equipment independent of the Metering Equipment may be installed at the Station; and such back-up meters and metering equipment shall be used in accordance with the practices and procedures established by the Parties for billing adjustments of discovered billing meter inaccuracies. Any such back-up meters may be tested by ComEd at Seller's expense, and any inaccuracies shall be handled as provided in Section 5.18 of the Interconnection Agreement. All Electric Energy delivered by Seller to ComEd from a Substitute Unit not located at a Station shall be metered at billing meter installations provided, installed, owned, maintained and tested by ComEd, if available, and otherwise at the billing meter installation available at the site where the Substitute Unit is located. In the event that ComEd's billing meters are not in service, ComEd will use meter information from the meters it uses for dispatch for the period that the billing meters are unavailable and provide the information to Seller. As soon as practicable but in any event no later than five Business Days after the end of each calendar month, ComEd shall provide Seller with information from the billing meter installations owned or controlled by ComEd for Seller's use in preparing billing statements and Seller shall have the right to witness such meter readings and testing.

                  (b) METER INACCURACIES. ComEd shall provide to Seller copies of all routine meter calibration test results. If any test of the billing meters by ComEd or Seller discloses an inaccuracy of more than 0.5% fast or 0.5% slow, then a billing adjustment shall be made to correct for the inaccuracy. For purpose of the billing adjustment, if the inaccuracy is traceable to a specific event or occurrence at a reasonably ascertainable time, then the adjustment shall extend back to that time;

otherwise, it shall be assumed that the error has existed for a period equal to one-half of the time elapsed since the meter was installed or one-half of the time since the last meter test, whichever is later. At any metering location, should the billing meter at any time fail to register, the delivered Electric Energy shall be determined by ComEd from the best available data, unless Seller objects within 30 days. Such disagree ments shall be resolved pursuant to Section 11.

                  (c) BILLING. As soon as practicable after the end of each calendar month during the Term and after the Termination Date, Seller shall render a statement to ComEd for the amounts due in respect of such month under Section 7, which statement shall contain reasonable detail showing the manner in which the Monthly Capacity Charge, Energy Charge, Start-Up and Support Charges and Low Load Charges were determined.

                  Billings for Electric Energy shall be based on ComEd revenue quality meter information or, if such meters are not yet in service, on information from the meters that ComEd uses for dispatch. The amount due to Seller as shown on any such monthly statement rendered by Seller shall be paid by ComEd within fifteen Business Days after the date such statement is rendered to ComEd by electronic means to an account specified by Seller. Any amount not paid when due shall bear interest from the due date until paid at the Default Rate.

                  (d)   BILLING DISPUTES.

                  (i) If ComEd questions or contests the amount of any amount claimed by Seller to be due under Section 7 of this Agreement, ComEd shall make such payment under protest and thereafter shall be reimbursed by Seller for any amount in error after resolution of the dispute in accordance with Section 5(d)(ii).

                  (ii) In the event that ComEd, by timely notice to Seller, questions or contests the correctness of any charge or payment claimed to be due by Seller, Seller shall promptly review the questioned charge or payment and shall notify ComEd, within fifteen Business Days following receipt by Seller of such notice from ComEd, of the amount of any error and the amount of any reimbursement that ComEd is entitled to receive in respect of such alleged error. Any disputes not resolved within fifteen Business Days after Seller's receipt of notice from ComEd shall be resolved in accordance with

         Section 11. Upon determination of the correct amount of any reimbursement, such amount shall be promptly paid by Seller.

                  (iii) Reimbursements made by Seller to ComEd under this
         Section 5(d) shall include interest from the date the original payment was made until the date such reimbursement together with interest is made, which interest shall accrue at the Default Rate.

6.       OPERATION OF RESERVED UNITS

                  (a) STANDARD OF OPERATION. Consistent with Prudent Utility Practice, Seller shall operate each Reserved Unit in accordance with
(i) the applicable practices, methods, acts, guidelines, standards and criteria of MAIN, NERC, any ISO and any successors to the functions thereof,
(ii) the requirements of the Interconnection Agreement applicable to the Station in which such Reserved Unit is located; and (iii) all applicable Requirements of Law. Seller will maintain all certifications, permits, licenses and approvals necessary to operate and maintain each Reserved Unit and to perform its obligations under this Agreement during the Term.

                  (b)   ELECTRIC ENERGY GENERATION.

                  (i) During a Contract Year, ComEd shall have the right to receive and purchase Electric Energy represented by the Reserved Capacity of the Reserved Units for such Contract Year. To the extent that ComEd has not dispatched the full Reserved Capacity of, the Reserved Units, Seller may sell the electric energy represented by such undispatched Reserved Capacity to third parties subject to the following requirements:

                  (w) if such undispatched Reserved Capacity relates to a Reserved Unit which:

                        (i) has been synchronized to the ComEd System and is delivering Electric Energy at the request of ComEd, the EO Generation Dispatcher must have released such capacity to Seller and any sales of electric energy from such capacity shall be cancellable by Seller upon not more than ten minutes notice through GCM from the EO Generation Dispatcher; or

                        (ii) is off-line at the request of the EO Generation Dispatcher, then any sales of electric energy from such capacity shall be cancellable by Seller upon not more than twenty-four hours notice through GCM from the EO Generation Dispatcher;

                  (x) Seller shall be responsible for arranging transmission service for any deliveries of electric energy contemplated by any such sales to third parties (it being understood that this Agreement does not grant any rights of access to, or use of, any transmission service);

                  (y) the delivery of electric energy contemplated by any such sales to third parties shall be in accordance with the provisions of the applicable Interconnection Agreement; and

                  (z) Seller shall schedule the sale of any energy so released through EO and shall respond to any recall of such energy by EO within the applicable time period specified in Section 6(b)(i)(w).

No sales of electric energy shall be made to any Person from a Reserved Unit (or any portion thereof) declared by Seller to be Unavailable.

                  (ii) In the event that a Reserved Unit shall have electric generation capacity in excess of its Net Dependable Capacity set forth in Appendix B, Seller may offer and sell such capacity and associated electric energy to third parties on such terms as Seller shall determine in its sole discretion. Seller shall be responsible for arranging transmission service for any deliveries of electric energy contemplated by any such sales to third parties (it being understood that this Agreement does not grant any rights of access to, or use of, any transmission service); and the delivery of electric energy contemplated by any such sales shall be in accordance with the provisions of the applicable Interconnection Agreement. It is further understood that, in the event that any such sales to third parties shall be made and there shall be a derating in the associated Reserved Unit, such sales to third parties shall be curtailed in full before any curtailment of Electric Energy dispatched by ComEd from such Reserved Unit as a result of such derating.

                  (iii) Seller may not sell Ancillary Services with respect to any undispatched Reserved Capacity referred to in Section 6(b)(i) or with respect to any excess capacity referred to in Section 6(b)(ii).

                  (c)   OUTAGES

                  (i) PLANNED OUTAGES. On or prior to the Effective Date, Seller shall submit to ComEd a proposed schedule of Planned Outages (including Planned Ratings) scheduled by Seller for the following three Contract Years for the Reserved Units and the Option Units, which schedule shall be supplemented by Seller every six months following the Effective Date by notice to the EO Generation Dispatcher to extend the period covered by such schedule by six months; PROVIDED, HOWEVER, that no Planned Outage may be scheduled to cover any portion of a Summer Period. Such schedule, and each supple ment thereto, shall indicate the planned start and completion dates for each Planned Outage shown during the period covered thereby and the amount of generating capacity that will be affected. Within sixty days of receipt of such schedule or any supplement thereto, ComEd may request reasonable modifications therein. Seller and ComEd shall work together to schedule Planned Outages to meet their mutual requirements; however, it is understood that in the event of a disagreement on such scheduling, ComEd will have the right to resolve such disagreements as it reasonably determines to be appropriate in accordance with Prudent Utility Practice. In addition, ComEd may at any time request, and Seller shall make, changes to such schedule or any such supplement if ComEd deems such changes to be necessary, PROVIDED THAT, Seller shall not be required in connection with any such changes to split a single Planned Outage into more than one outage or to reduce the duration of a Planned Outage; PROVIDED FURTHER that, except for changes requested during the first six months of the Term, such changes do not affect any Planned Outages during the six months immediately following Seller's receipt of such request; and PROVIDED FURTHER, that if Seller reasonably incurs increased costs as a result of ComEd's request to reschedule a Planned Outage, ComEd shall reimburse Seller for the actual, documented increased out-of-pocket costs. At least one week prior to any Planned Outage, Seller shall orally notify the EO Generation Dispatcher of the expected start date of such Planned Outage, the amount of generating capacity at the Reserved Units which will not be available to ComEd during such Planned Outage, and the expected comple tion date of such Planned Outage. Seller shall orally notify the EO Genera tion Dispatcher promptly of any subsequent changes in such generating capacity not available or any subsequent changes in the Planned Outage completion date. As soon as practicable, all such oral notifications shall be confirmed in writing.

                  (ii) MAINTENANCE OUTAGES. To the extent that during any Contract Year Seller needs to schedule a Maintenance Outage, Seller shall notify the EO Generation Dispatcher of such outage and shall plan such outage of generating capacity and use reasonable efforts to accommodate the requirements and service obligations of ComEd. Notice of a proposed Maintenance Outage shall include the expected start date of the outage, the amount of unavailable generating capacity of the Reserved Units and the expected completion date of the outage, and shall be given to ComEd at the time the need for the outage is determined by Seller. ComEd shall promptly respond to such notice and may request reasonable modifications in the schedule for the outage to accommodate the requirements and service obligations of ComEd. Seller shall use reasonable efforts to comply with such requested modifications and shall, if requested by ComEd, reschedule its Maintenance Outages, PROVIDED THAT it may do so in accordance with Prudent Utility Practice. Seller shall notify the EO Generation Dispatcher promptly of any subsequent changes in such generating capacity not available to ComEd or any subsequent changes in such outage completion date. As soon as practicable, any such notifications given orally shall be confirmed in writing.

                  (iii) FORCED OUTAGES. Seller shall provide to the EO Generation Dispatcher immediately an oral report of any Forced Outage (including Forced Deratings) of the Reserved Units, which report shall include the amount of generating capacity at the Reserved Units unavailable because of such Forced Outage and the expected return date of such generating capacity, and shall update such report promptly by notice to the EO Generation Dispatcher as necessary to advise ComEd of changed circumstances. As soon as practicable, all such oral reports shall be confirmed in writing.

                  (iv) INFORMATION RELATED TO OUTAGES. In addition to the foregoing, Seller shall provide to the EO Generation Dispatcher information relating to outages of generating capacity at the Stations which would affect Seller's ability to deliver Electric Energy from any Reserved Unit.

                  (d) OPERATING CHARACTERISTICS. The operating characteristics of each Reserved Unit shall be consistent with the Design Limits for such Reserved Unit set forth in Appendix B unless otherwise mutually agreed by the Parties. Any changes to such operating characteristics which may affect the delivery of Electric Energy pursuant to this Agreement must be agreed by the Parties. Seller shall reduce, curtail or interrupt electrical generation at the Stations in accordance with Prudent Utility Practice or take other appropriate action in accordance with the applicable provisions of the applicable Interconnection Agreement which in the reasonable judgment of ComEd may be necessary to operate, maintain and protect the ComEd System or the transmission system of another utility during an Emergency Condition or in the reasonable judgment of Seller may be necessary to operate, maintain and protect the equipment at a Station during an Emergency Condition.

                  (e) FUEL SOURCE AND EMISSIONS REPORTS. Seller shall provide ComEd with information concerning Seller's fuel sources and emissions (including carbon dioxide, nitrous oxides and sulfur dioxide emissions) as reasonably requested by ComEd in order to allow ComEd to meet its statutory reporting obligations (including those reporting obligations imposed by Section 16-127 of the Illinois Public Utilities Act and associated rules of the Illinois Commerce Commission) in respect of such information to governmental bodies, customers or other Persons.

                  (f) RECORDS. Each Party shall keep and maintain all records as may be necessary or useful in performing or verifying any calculations or charges made pursuant to this Agreement, or in verifying such Party's performance hereunder. All such records shall be retained by each Party for at least three calendar years following the calendar year in which such records were created. Each Party shall make such records available to the other Party for inspection and copying at the other Party's expense, upon reasonable notice during such Party's regular business hours. Each Party and its agents, including auditors, shall have the right, upon thirty days written notice prior to the end of an applicable three calendar year period to request copies of such records. Each Party shall provide such copies, at the other Party's expense, within thirty days of receipt of such notice or shall make such records available to the other Party and its agents, including auditors, in accordance with the foregoing provisions of this Section.

7.       COMPENSATION

                  ComEd shall pay to Seller, in respect of each calendar month during the Term, the following amounts:

                  (a) MONTHLY CAPACITY CHARGE. A Monthly Capacity Charge equal to the Summer Capacity Payment, if such month is a Summer Month, or the Non-Summer Capacity Payment, if such month is a Non-Summer Month; PROVIDED, HOWEVER, if the first month of the First Contract Year is a partial month (as a result of the Effective Date occurring during a month), the amount payable under this
Section 7(a) in respect of such partial month shall be prorated by multiplying it by a fraction, the numerator of which is the number of days from the Effective Date through the last day of such month and the denominator of which is the total number of days in such month.

                  (b) ENERGY CHARGE. An amount equal to the product of (x) the Electric Energy (expressed in megawatt hours) sold to ComEd under this Agreement during such month, multiplied by (y) the megawatt hour charge applicable to such Electric Energy as determined from the following table:


                               ENERGY CHARGE ($/MEGAWATT HOUR)
CONTRACT YEAR           CONTRACTED CAPACITY            RESERVED OPTION CAPACITY
-------------           -------------------            ------------------------
     1                          $15                               $18
     2                         15.50                             18.50
     3                           16                                19
     4                           17                                20
     5                           17                                20


                  (c) START-UP AND SUPPORT CHARGES. An amount equal to the sum of:

                        (1) the product of (x) the number of Cold Starts for each Reserved Unit during such month, multiplied by (y) the Cold Start Charge for such Reserved Unit shown in the following table, plus

                        (2) the product of (x) the number of Warm Starts for each Reserved Unit, multiplied by (y) the Warm Start Charge for such Reserved Unit shown in the following table, plus

                        (3) the product of (x) the number of Hot Starts for each Reserved Unit during such month, multiplied by (y) the Hot Start Charge for such Reserved Unit shown in the following table, plus

                        (4) the product of (x) the number of Excess Starts for each Reserved Unit during such month, multiplied by (y) $5,000, plus

                        (5) the product of (x) the number of hours during such month that a Reserved Unit is operated at the request of ComEd within the Support Load Range, if any, shown in the following table, multiplied by (y) the Support Charge for such Reserved Unit shown in the following table; PROVIDED, HOWEVER, that the Support Charge shall be zero if, due to a derating (not directed by ComEd), the Reserved Unit is unable to operate above the specified Support Load Range.


                                          COLD             WARM           HOT              SUPPORT            SUPPORT
                                          START           START          START              LOAD              CHARGE
                                         CHARGE           CHARGE        CHARGE           RANGE (NET          ($/HOUR)
         RESERVED UNIT                                                                      MW)
Crawford Unit 7                          $10,000          $5,000        $3,700              65-98               $300
Crawford Unit 8                            7,400           5,500         4,600             44-111                300
Fisk Unit l9                              13,700           8,300         5,700             30-120                500
Waukegan Unit 6                            5,900           4,000         1,200                  *                  *
Waukegan Unit 7                            6,400           3,500         2,300            122-150                200
Waukegan Unit 8                            5,900           4,000         2,700             63-111              1,000
Will County Unit l                         2,800           1,500         1,500                  *                  *
Will County Unit 2                         2,800           1,500         1,400                  *                  *
Will County Unit 3                         8,000           5,500         3,300              36-93                200
Will County Unit 4                        14,400          10,500         7,500             50-180                500
Joliet Unit 6                              4,200           3,500         3,400                  *                  *
Joliet Unit 7                             7,9001          6,5002        4,3003             60-137                400
Joliet Unit 8                             7,9001          6,5002        4,3003             60-137                400
Powerton Unit 5                          21,4004         17,5005       14,4006                  *                  *
Powerton Unit 6                          21,4004         17,5005       14,4006                  *                  *


-----------------------
*        Not applicable
1        $2,500 for second boiler.
2        $2,000 for second boiler.
3        $1,300 for second boiler.
4        $15,000 for second boiler.
5        $12,000 for second boiler.
6        $10,600 for second boiler.

               (d) LOW LOAD CHARGES. An amount equal to the sum of the following calculations for each generating unit identified in the following table (if then a Reserved Unit) for such month: the product of (1) the number of megawatt hours during such month that such generating unit was operated at the request of ComEd within the range set forth opposite such unit in such table and
(2) the Low Load Charge set forth opposite such unit in such table; PROVIDED, HOWEVER, that no Low Load Charge shall be due if, due to a derating (not directed by ComEd), such Reserved Unit is unable to operate above the Low Load Range specified in the table below.

                                                                LOW LOAD CHARGE
        GENERATING UNIT          LOAD RANGE (NET MWS)        ($ PER MEGAWATT-HOUR)
  ---------------------------------------------------------------------------------
     Fisk Unit 19                      30-60                         $1.50
  ---------------------------------------------------------------------------------
     Will County Unit 4                50-100                         1.00
  ---------------------------------------------------------------------------------
     Joliet Units 7 & 8                56-75                          2.00
  ---------------------------------------------------------------------------------
     Powerton Units 5                 130-220                         3.00
     & 6
  ---------------------------------------------------------------------------------


               (e) ANCILLARY SERVICES. There shall not be any additional charges payable by ComEd or otherwise in respect of the Ancillary Services described in Section 9.

8.       TESTING

                    Capability evaluations of the Reserved Units may be conducted by ComEd at reasonable intervals. Such evaluations shall consist of a period of one hour during which ComEd may request the Net Dependable
Capacity of a Reserved Unit (as set forth in Appendix B) to generate Electric Energy for delivery to the ComEd System. Once a test period has been initiated, it must last one hour unless ComEd and the general manager at the Station in which the Reserved Unit is located mutually agree to a shorter duration. In addition, ComEd may request not more than once per Contract Year that a Reserved Unit undergo a generating test as specified in Guide No. 3A of MAIN (a copy of which is attached as Appendix D). No tests will be conducted or continued which, in the opinion of Seller, should not be conducted or continued in accordance with Prudent Utility Practice. If Seller prevents or discontinues a test in accordance with Prudent Utility Practice, ComEd shall have the right to retest the affected Reserved Unit upon prior notice to Seller. Seller shall have the right to retest any Reserved Unit after the failure of any test performed at the request of ComEd pursuant to this Section 8.

9.       ANCILLARY SERVICES.

              As directed by ComEd, Seller shall provide the following additional services (the "ANCILLARY SERVICES") with respect to the Reserved Capacity of the Reserved Units (subject to any sale(s) of electric energy made by Seller to third parties to the extent permitted under Section 6(b)(i) or (ii)):

               (a)  Reactive supply and voltage control from generation sources
               (b)  Regulation and frequency response
               (c)  Operating reserve - spinning
               (d)  Operating reserve - supplemental

The requirements of these services shall be as stated in ComEd's Open Access Transmission Tariff as filed with FERC, and any other Requirements of Law and any requirements of MAIN, NERC, any ISO and any successors to the functions thereof.

10.      LIMITATION OF LIABILITY

               In no event or under any circumstances shall either Party (including such Party's affiliates and such Party's and such affiliates' respective directors, officers, employees and agents) be liable to the other Party (including such Party's affiliates and such Party's and such affiliate's respective directors, officers, employees and agents) for any special, incidental, exemplary, indirect, punitive or consequential damages or damages in the nature of lost profits, whether such loss is based on contract, warranty or tort (including intentional acts, errors or omissions, negligence, indemnity, strict liability or otherwise). A Party's liability under this Agreement shall be limited to direct, actual damages, and all other damages at law or in equity are waived.

               Notwithstanding the foregoing provisions of this Section or any other Section hereof, if

               (i) ComEd dispatches the delivery of Electric Energy from a Reserved Unit in accordance with the provisions hereof (other than during a

         ComEd Event of Default under Section 14(b)(i)) and Seller fails to provide the Electric Energy so dispatched by ComEd, or

               (ii) if Seller fails to declare a Reserved Unit Available at its Net Dependable Capacity (as set forth in Appendix B),

and, during such failure, Seller sells or provides electric energy from the Reserved Unit to any Person other than ComEd (including Seller but excluding provision or use of electric energy by Seller solely for use at the Station in which the Reserved Unit is located), ComEd shall, in addition to any rights it has to an adjustment of payments otherwise due hereunder or to terminate this Agreement, be entitled to reimbursement by Seller for all of ComEd's out-of-pocket costs related to or resulting from such failure by Seller, including:

               (w) the costs to purchase and transmit electric energy in substitu tion for the subject Electric Energy to the extent such costs exceed the costs that would have been due hereunder had, in the case of a failure under clause (i) above, Seller provided the Electric Energy dispatched by ComEd, or the costs to purchase and transmit electric energy in substitution for the Net Dependable Capacity (as set forth in Appendix B) from the subject Reserved Unit to the extent such costs exceed the costs that would have been due hereunder had, in the case of a failure under clause (ii) above, Seller declared such Reserved Unit Available and ComEd had dispatched Electric Energy from such Reserved Unit in each case in an amount inclusive of the electric energy sold to such Person;

               (x) any and all amounts paid (whether in the form of cash pay ments, bill credits, tariff adjustments or otherwise) by ComEd to its customers pursuant to statute, tariff, order of a tribunal of competent jurisdiction or other Requirement of Law because ComEd was unable to provide electric energy to any of its customers to the extent that all or any part of such inability could reasonably have been expected to have been avoided absent such failure by Seller;

               (y) attorneys', consultants' and witnesses' fees incurred by ComEd in connection with a regulatory or judicial investigation or proceeding of any kind related to or resulting from an inability of ComEd to provide electric energy to any of its customers to the extent that all or any part of such inabil-ity could reasonably have been expected to have been avoided absent such failure by Seller; and

               (z) any other amounts owed to third parties because of ComEd's inability to deliver electric energy if all or any part of such inability could reasonably have been expected to have been avoided absent such failure by Seller.

In addition, if ComEd is unable to provide electric energy to any customer or third party and all or part of such inability could reasonably have been expected to have been avoided absent such failure by Seller, ComEd will suffer significant damages in addition to its out-of-pocket costs, the quantification of which is difficult to ascertain. Accordingly, if ComEd is unable to provide electric energy to any customer or third party and all or any part such inability could reasonably have been expected to have been avoided absent such failure by Seller, and, during such failure by Seller, Seller sells or provides electric energy from the subject Reserved Unit to any Person other than ComEd (including Seller but excluding provision or use of electric energy by Seller solely for use at the Station in which the Reserved Unit is located), Seller shall pay for each occurrence, in addition to the out-of-pocket costs described above, liquidated damages to ComEd in the amount of $25,000 for each megawatt of Net Dependable Capacity (as set forth in Appendix B) for the relevant Reserved Unit.

11.      DISAGREEMENTS

               (a) ADMINISTRATIVE COMMITTEE PROCEDURE. Except to the extent otherwise provided in Section 5(d), if any disagreement arises on matters concerning this Agreement, the disagreement shall be referred to one representative of each Party, who shall attempt to timely resolve the disagreement. If such representatives can resolve the disagreement, such resolution shall be reported in writing to and shall be binding upon the Parties. If such representatives cannot resolve the disagreement within a reasonable time, or a Party fails to appoint a representative within 10 days of written notice of the existence of a disagreement, then the matter shall proceed to arbitration as provided in Section 11(b).

               (b) ARBITRATION. If pursuant to Section 11(a), the Parties are unable to resolve a disagreement arising on a matter pertaining to this Agreement, such disagreement shall be settled by arbitration in Chicago, Illinois. The arbitration shall be governed by the United States Arbitration Act (9 U.S.C.ss.1 ET SEQ.), and any award issued pursuant to such arbitration may be enforced in any court of competent jurisdiction. This agreement to arbitrate and any other agreement or consent to arbitrate entered into in accordance herewith will be specifically enforceable under the prevailing arbitration law of any court having jurisdiction. Notice of demand for arbitration must be filed in writing with the other Party to this Agreement. Arbitration shall be conducted as follows:

                  (i) Either Party may give the other Party written notice in sufficient detail of the disagreement and the specific provision of this Agreement under which the disagreement arose. The demand for arbitration must be made within a reasonable time after the disagreement has arisen. In no event may the demand for arbitration be made if the institution of legal or equitable proceedings based on such disagreement is barred by the applicable statute of limitations. Any arbitration related to this Agreement may be consolidated with any other arbitration proceedings related to this Agreement.

                  (ii) The Parties shall attempt to agree on a person with special knowledge and expertise with respect to the matter at issue to serve as arbitrator. If the Parties cannot agree on an arbitrator within ten days, each shall then appoint one person to serve as an arbitrator and the two thus appointed shall select a third arbitrator with such special knowledge and expertise to serve as Chairman of the panel of arbitrators; and such three arbitrators shall determine all matters by majority vote; PROVIDED, HOWEVER, if the two arbitrators ap pointed by the Parties are unable to agree upon the appointment of the third arbitrator within five days after their appointment, both shall give written notice of such failure to agree to the Parties, and, if the Parties fail to agree upon the selection of such third arbitrator within five days thereafter, then either of the Parties upon written notice to the other may require appointment from, and pursuant to the rules of, the Chicago office of the American Arbitration Association for commercial arbitration. Prior to appointment, each arbitrator shall agree to conduct such arbitration in accordance with the terms of this Agreement.

                  (iii) The Parties shall have sixty days from the appointment of the arbitrator(s) to perform discovery and present evidence and argument to the arbitrator(s). During that period, the arbitrator(s) shall be available to receive and consider all such evidence as is relevant and, within reasonable limits due to the restricted time period, to hear as much argument as is feasible, giving a fair allocation of time to each Party to the arbitration. The arbitrator(s) shall use all reasonable means to expedite discovery and to sanction noncompliance with reasonable discovery requests or any discovery order. The arbitrator(s) shall not consider any evidence or argument not presented during such period and shall not extend such period except by the written consent of both Parties. At the conclusion of such period, the arbitrator(s) shall have forty-five calendar days to reach a determination. To the extent not in conflict with the procedures set forth herein, which shall govern, such arbitration shall be held in accordance with the prevailing rules of the Chicago office of the American Arbitration Association for commercial arbitration.

               (iv) The arbitrator(s) shall have the right only to interpret and apply the terms and conditions of this Agreement and to order any remedy allowed by this Agreement, but may not change any term or condition of this Agreement, deprive either Party of any right or remedy expressly provided hereunder, or provide any right or remedy that has been expressly excluded hereunder.

               (v) The arbitrator(s) shall give a written decision to the Parties stating their findings of fact and conclusions of law, and shall furnish to each Party a copy thereof signed by him (them) within five calendar days from the date of their determination. The arbitrator's(s') decision shall be final and binding upon the Parties.

               (vi) Each Party shall pay the cost of the arbitrator(s) with respect to those issues as to which they do not prevail, as determined by the arbitrator(s).

               (c) OBLIGATIONS TO PAY CHARGES AND PERFORM. If a disagreement should arise on any matter which is not resolved as provided in Section 11(a), then, pending the resolution of the disagreement by arbitration as provided in
Section 11(b), Seller shall continue to operate the Reserved Units in a manner consistent with the applicable provisions of this Agreement and ComEd shall continue to pay all charges and perform all other obligations required in accordance with the applicable provi sions of this Agreement.

               (d) PRELIMINARY INJUNCTIVE RELIEF. Nothing in this Section 11 shall preclude, or be construed to preclude, the resort by either Party to a court of compe tent jurisdiction solely for the purposes of securing a temporary or preliminary injunction to preserve the status quo or avoid irreparable harm pending arbitration pursuant to this Section 11.

               (e) SETTLEMENT DISCUSSIONS. The Parties agree that no statements of position or offers of settlement made in the course of the dispute process described in this Section 11 will be offered into evidence for any purpose in any litigation or arbitration between the Parties, nor will any such statements or offers of settlement be used in any manner against either Party in any such litigation or arbitration. Further, no such statements or offers of settlement shall constitute an admission or waiver of rights by either Party in connection with any such litigation or arbitration. At the request of either Party, any such statements and offers of settlement, and all copies thereof, shall be promptly returned to the Party providing the same.

12.      ASSIGNMENT; TRANSFER OF STATIONS

               (a) ASSIGNMENT. Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, ComEd shall have the right to assign its rights and obligations hereunder without the consent of Seller to (i) any entity that has a net worth of at least $500 million and credit ratings for long-term secured debt from Standard & Poor's Ratings Group of BBB- or higher and from Moody's Investors Service, Inc. of Baa3 or higher or (ii) any affiliate of ComEd. For the purposes of this Section 12(a), any direct transfer or series of direct transfers (whether voluntary or by operation of law) of a majority of the outstanding voting equity interests of Seller (or any entity or entities directly or indirectly holding a majority of the outstanding voting equity interests of Seller) to any party other than an affiliate controlled by, or under common control with, Seller shall be deemed an assignment of this Agreement.

               (b) COLLATERAL ASSIGNMENT. Notwithstanding the above, ComEd hereby consents to the assignment by Seller of a security interest in this Agreement to any Lenders; PROVIDED THAT Owner shall have provided notice of any such assignment to ComEd. ComEd further agrees to execute documentation to evidence such consent, PROVIDED it shall have no obligation to waive any of its rights under this Agreement. ComEd recognizes that such consent may grant certain rights to such Lenders, which shall be fully developed and described in the consent documents, including (i) this Agreement shall not be amended in any material respect or termi nated (except for termination pursuant to the terms of this Agreement) without the consent of Lenders, which consent as to amendments shall not be unreasonably withheld or delayed, (ii) Lenders shall be given notice of, and a reasonable time period (but in no event more than the time period provided to Seller) to cure, any Seller breach or default of this Agreement, (iii) if a Lender forecloses, takes a deed in lieu or otherwise exercises its remedies pursuant to any security documents, that ComEd shall, at Lender's request, continue to perform all of its obligations hereunder, and Lender or its nominee may perform in the place of Seller, and may assign this Agreement to another party in place of Seller (PROVIDED either (i) such proposed assignee is creditworthy and possesses experience and skill in the operation of electric generation plants or (ii) ComEd consents to the assignment to such proposed as signee, which consent shall not be unreasonably withheld (it being understood that ComEd may, in deciding whether to grant such consent, take into account the creditworthiness and the electric generation plant experience and skill of the proposed assignee)), and enforce all of Seller's rights hereunder, (iv) that Lender(s) shall have no liability under this Agreement except during the period of such Lender(s)' ownership and/or operation of a Station(s), (v) that ComEd shall accept performance in accordance with this Agreement by Lender(s) or its (their) nominee, (vi) that ComEd shall make all payments to an account designated by Lender(s), and (vii) that ComEd shall make representations and warranties to Lender(s) as Lender(s) may reasonably request with regard to (A) ComEd's corporate existence, (B) ComEd's corporate authority to execute, deliver, and perform this Agreement, (C) the binding nature of this Agreement on ComEd, (D) receipt of regulatory approvals by ComEd with respect to its performance under this Agreement, and (E) whether any defaults by Owner are known by ComEd then to exist under this Agreement.

               (c) TRANSFER OF STATIONS DURING THE TERM. Prior to the Termination Date, Seller shall not sell or otherwise transfer any interest in any Station to any Person without first obtaining ComEd's written consent, which consent shall not be unreasonably withheld or delayed and may be conditioned upon the transferee's assumption of the obligations of Seller under this Agreement in respect of such Station. No such assignment shall relieve Seller from its obligations hereunder, unless otherwise agreed to by ComEd in writing. Any such sale or transfer without consent under this Section 12 shall be null and void.

13.      CALL OPTIONS

               Subject to the notice and other requirements contained in this
Section 13, ComEd shall have the right with respect to each Contract Year to reserve some or all of the generating capacity represented by the Option Units for such Contract Year (such reservation rights being referred to herein collectively as the "CALL OPTIONS" and individually as a "CALL OPTION"). A Call Option may be exercised with respect to a Contract Year as to one or more of the Option Units for such Contract Year, PROVIDED any such exercise shall be as to full generating units. ComEd shall exercise a Call

Option with respect to a particular Contract Year by providing written notice of such exercise to Seller by no later than the Effective Date, in the case of the First Contract Year, and no later than one hundred eighty (180) days before the first day of any succeeding Contract Year. Such notice shall contain (i) a statement that ComEd is exercising a Call Option or Call Options, (ii) the Contract Year or Contract Years with respect to which the Call Option or Call Options being exercised relate, and (iii) an identification of the Option Unit(s) for the applicable Contract Year with respect to which ComEd is exercising such Call Option or Call Options.

14.      DEFAULT; TERMINATION AND REMEDIES.

               (a) SELLER'S DEFAULT. The occurrence and continuation of any of the following events or circumstances at any time during the Term, except to the extent caused by, or resulting from, an act or omission of ComEd in breach of this Agree ment, shall constitute an event of default by Seller ("SELLER'S EVENT OF DEFAULT"):

               (i) Seller fails to pay any sum due from it hereunder on the due date thereof and such failure is not remedied within ten Business Days after receipt of written notice thereof;

               (ii) Seller shall without reasonable cause abandon or wilfully desert a Station in which there is a Reserved Unit for a period in excess of 24 hours;

               (iii)  Seller's Bankruptcy; or

               (iv) Seller fails in any material respect to perform or comply with any other obligation in this Agreement on its part to be observed or performed which failure materially and adversely affects ComEd, and if reasonably capable of remedy, is not remedied within 60 days after ComEd has given written notice to Seller of such failure and requiring its remedy; PROVIDED, HOWEVER, that if such remedy cannot reasonably be cured within such period of 60 days, such failure shall not constitute a Seller's Event of Default if Seller has promptly commenced and is diligently proceeding to cure such default.

               (b) COMED DEFAULT. The occurrence and continuation of any of the following events or circumstances at any time during the Term, except to the extent caused by, or resulting from, an act or omission of Seller in breach of this Agreement, shall constitute an event of default by ComEd ("COMED EVENT OF DEFAULT"):

               (i)   ComEd fails to pay any amount due from it pursuant to
         Section 7 hereof on the due date thereof and such failure is not remedied within ten Business Days after receipt of written notice thereof;

               (ii) ComEd fails to pay any sum (other than one set forth in subsec tion (i) above) due from it hereunder on the due date thereof and such failure is not remedied within fifteen days after Seller has given written notice to ComEd of such failure and requiring its remedy;

               (iii) ComEd's Bankruptcy; or

               (iv) ComEd fails in any material respect to perform or comply with any other obligation in this Agreement on its part to be observed or performed which failure materially and adversely affects Seller, and if reasonably capable of remedy, is not remedied within 60 days after Seller has given written notice to ComEd of such failure and requiring its remedy; PROVIDED, HOWEVER, that if such remedy cannot reasonably be cured within such period of 60 days, such failure shall not constitute a ComEd Event of Default if ComEd has promptly commenced and is diligently proceeding to cure such default.

               (c)   REMEDIES AND REMEDIES CUMULATIVE.

               (i) Upon the occurrence and during the continuation of a ComEd Event of Default or a Seller's Event of Default, the non-defaulting party may at its discretion (A) terminate this Agreement upon 30 days prior written notice to the Party in default and (B) exercise any other rights and remedies available at law or in equity.

               (ii) If a ComEd Event of Default under Section 14(b)(i) has occurred and is continuing, Seller shall have the right to sell the electric energy represented by the Contracted Capacity of the Reserved Units on a daily basis during the continuance of such ComEd Event of Default to third parties.

               (d) EXTENDED OUTAGE. ComEd may terminate this Agreement as to a Station upon thirty days prior written notice to Seller if an outage (including an outage caused by, or resulting from, a Force Majeure Event) at such Reserved Unit(s) prevents Seller from substantially performing its obligations hereunder in respect of such Reserved Unit(s) for a consecutive period of 120 days, PROVIDED that if Seller demonstrates that it has taken significant steps toward remediating the circumstances which led to such outage and certifies in writing to ComEd that such outage will end within 300 days of its commencement (and such outage in fact ends within such 300 days), then ComEd may not so terminate this Agreement.

15.      FORCE MAJEURE

               (a) FORCE MAJEURE EVENT. For the purposes of this Agreement, "FORCE MAJEURE EVENT" means any unforeseeable event, condition or circumstance beyond the reasonable control of the Party affected (the "AFFECTED PARTY") which, despite all reasonable efforts of the Affected Party to prevent it or mitigate its effects, prevents the performance by such Affected Party of its obligations hereunder. Subject to the foregoing, "Force Majeure Event" shall include:

               (i) explosion and fire (in either case to the extent not attributable to the negligence of the Affected Party);

               (ii) flood, earthquake, storm, or other natural calamity or act of God;

               (iii) strike or other labor dispute;

               (iv)  war, insurrection or riot;

               (v) acts of, or failure to act by, legislative, judicial or regulatory agencies or officials (collectively, "GOVERNMENTAL ACTION"); and

               (vi)  Change of Law.

               (b)   OBLIGATIONS UNDER FORCE MAJEURE.

               (i) If the Affected Party is rendered unable, wholly or in part, by a Force Majeure Event, to carry out some or all of its obligations under this Agreement, then, during the continuance of such inability, the obligation of such Party to perform the obligations so affected shall be suspended.

               (ii) The Affected Party shall give written notice of such Force Majeure Event to the other Party as soon as practicable after such event occurs, which notice shall include information with respect to the nature, cause and date of commencement of the occurrence(s), and the anticipated scope and duration of the delay. Upon the conclusion of the Force Majeure Event, the Affected Party shall, with all reasonable dispatch, take all steps reasonably necessary to resume the obligation(s) previously suspended.

               (iii) Notwithstanding the foregoing, an Affected Party shall not be excused under this Section 15(b) for (x) any non-performance of its obliga tions under this Agreement having a greater scope or longer period than is justified by the Force Majeure Event or (y) the performance of obligations that arose prior to the Force Majeure Event. Nothing contained herein shall be construed as requiring an Affected Party to settle any strike, lockout or other labor dispute in which it may be involved.

               (c) CONTINUED PAYMENT OBLIGATION. A Party's obligation to make payments already owing pursuant to this Agreement shall not be suspended by a Force Majeure Event.

               (d) AVAILABILITY. Notwithstanding this Section 15, outages or deratings of Reserved Units caused by, or attributable to, Force Majeure Events shall be considered periods that the affected capacity is Unavailable unless such Force Majeure Event is an event described in clause (ii) or (iv) of Section 15(a) (in which case, such affected capacity shall be considered Available at 75% of the Net Depend able Capacity (as set forth in Appendix B) of the affected Reserved Unit(s) for the duration of such Force Majeure Event during a Summer Month and at 65% of such Net Dependable Capacity for the duration of such Force Majeure Event during a Non- Summer Month).

16.      REPRESENTATIONS AND WARRANTIES

               (a) REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties to ComEd:

               (i) Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Illinois and has the legal power and authority to own its properties, to carry on its business as now being con ducted and to enter into this Agreement and carry out the transactions contem-plated hereby and perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

               (ii) The execution, delivery and performance by Seller of this Agreement have been duly authorized by all necessary corporate action, and do not and will not require any consent or approval of Seller's Board of Directors or equity holders other than that which has been obtained (evidence of which shall be, if it has not heretofore not been, delivered to ComEd).

               (iii) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and com pliance with the provisions of this Agreement, do not and will not conflict with or constitute a breach of or a default under, any of the terms, conditions or provisions of any legal requirements, or any organizational documents, agreement, deed of trust, mortgage, loan agreement, other evidence of indebtedness or any other agreement or instrument to which Seller is a party or by which it or any of its property is bound, or result in a breach of or a default under any of the foregoing.

               (iv) This Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (v) There is no pending, or to the knowledge of Seller, threatened action or proceeding affecting Seller before any governmental authority which purports to affect the legality, validity or enforceability of this Agreement.

               (vi) Seller has all governmental approvals necessary for it to perform its obligations under this Agreement.

               (b) REPRESENTATIONS AND WARRANTIES OF COMED. ComEd hereby makes the following representations and warranties to Seller:

               (i) ComEd is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, is qualified to do business in the State of Illinois and has the legal power and authority to own its properties, to carry on its business as now being conducted and to enter into this Agreement and carry out the transactions contemplated hereby and perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

               (ii) The execution, delivery and performance by ComEd of this Agreement have been duly authorized by all necessary corporate action, and do not and will not require any consent or approval of ComEd's Board of Directors or shareholders other than that which has been obtained (evidence of which shall be, if it has not heretofore been, delivered to Seller).

               (iii) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and com pliance with the provisions of this Agreement do not and will not conflict with or constitute a breach of or a default under, any of the terms, conditions or provisions of any legal requirements, or its articles of incorporation or bylaws, or any deed of trust, mortgage, loan agreement, other evidence of indebtedness or any other agreement or instrument to which ComEd is a party or by which it or any of its property is bound, or result in a breach of or a default under any of the foregoing.

               (iv) This Agreement constitutes the legal, valid and binding obliga tion of ComEd enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (v) There is no pending, or to the knowledge of ComEd, threatened action or proceeding affecting ComEd before any governmental authority which purports to affect the legality, validity or enforceability of this Agreement.

               (vi) ComEd has all governmental approvals necessary for it to perform its obligations under this Agreement.

17.      INDEMNIFICATION

               Each Party shall indemnify and hold harmless the other Party, and its officers, directors, agents and employees from and against any and all claims, demands, actions, losses, liabilities, expenses (including reasonable legal fees and expenses), suits and proceedings of any nature whatsoever for personal injury, death or property damage to each other's property or facilities or personal injury, death or property damage to third parties caused by the gross negligence or wilful misconduct of the indemnifying Party that arise out of or are in any manner connected with the performance of this Agreement, except to the extent such injury or damage is attribut able to the gross negligence or wilful misconduct of, or breach of this Agreement by, the Party seeking indemnification hereunder. Title, and all risk relating to, all Electric Energy purchased by ComEd under this Agreement from a Reserved Unit shall pass to ComEd at the Point of Delivery for such Reserved Unit. ComEd shall indemnify Seller for liability from Electric Energy once sold and delivered at such Point of Delivery; and Seller shall indemnify ComEd for liability from Electric Energy prior to its delivery at such Point of Delivery.

18.      NOTICES

               Unless otherwise provided in this Agreement, any notice, consent or other communication required to be made under this Agreement shall be in writing and shall be sent by facsimile transmission, delivered or sent to the address set forth below or such other address as the receiving Party may from time to time designate by written notice:

               If to ComEd, to:

                       Commonwealth Edison Company
                       One First National Plaza, 37th Floor
                       10 South Dearborn Street
                       Chicago, Illinois 60603
                       Attention: Senior Vice President - Transmission Facsimile No.: (312) 394-3110
                       Confirmation No.:  (312) 394-3172

               with a copy to:

                       Commonwealth Edison Company

                       Law Department
                       Room 1535
                       125 South Clark Street
                       Chicago, Illinois  60603
                       Attention:  Associate General Counsel-
                                   Corporate and Commercial
                       Facsimile No. (312) 394-3950
                       Confirmation No.: (312) 394-5400

               If to Seller, to:

                       Midwest Generation, LLC
                       One Financial Place - Suite 3500
                       440 South LaSalle Street
                       Chicago, Illinois  60605
                       Attention:  President
                       Facsimile No.: (312) 583-6000
                       Confirmation No.: (312) 583-6111

               with a copy to:

               Edison Mission Marketing & Trading Inc.
               18101 Von Karman Avenue - Suite 1700
               Irvine, California 92612
               Attention:  Bulk Power Operations
               Fax No.: (949) 798-7425
               Confirmation No.: (949) 798-7421

               and

               Edison Mission Energy
               18101 Von Karman Avenue - Suite 1700
               Irvine, California  92612
               Attention:  General Counsel
               Fax No.: (949) 757-0807
               Confirmation No.: (949) 798-7902
               and

               Edison Mission Energy
               18101 Von Karman Avenue - Suite 1700
               Irvine, California  92612
               Attention:  Assistant General Counsel
               Fax No.: (949) 757-0807
               Confirmation No.: (949) 798-7937

All notices shall be effective when received.

19.      CONFIDENTIALITY

               Each Party agrees that it will treat in confidence all documents, materials and other information marked "Confidential," "Proprietary" or with a similar designation by the disclosing Party ("CONFIDENTIAL INFORMATION") which it shall have obtained during the course of the negotiations leading to, and its performance of, this Agreement (whether obtained before or after the date of this Agreement). Confidential Information shall not be communicated to any third party (other than, in the case of Seller, to its affiliates, to its counsel, accountants, financial or tax advisors, or insurance consultants, to prospective partners and other investors in Seller and their counsel, accountants, or financial or tax advisors, or in connection with any financing or refinancing, or its permitted assignees or transferees and in the case of ComEd, to its affiliates, or to its counsel, accountants, financial advisors, tax advisors or insurance consultants, or its permitted assignees or transferees). As used herein, the term "Confidential Information" shall not include any information which (i) is or becomes available to a Party from a source other than the other Party, (ii) is or becomes available to the public other than as a result of disclosure by the receiving Party or its agents or
(iii) is required to be disclosed under applicable law or judicial, administrative or regulatory process, but only to the extent it must be disclosed.

20.      GOVERNING LAW

               Except as provided in Section 11, this Agreement shall be deemed to be an Illinois contract and shall be construed in accordance with and governed by the laws of Illinois without regard to its conflicts of laws provisions.

21.      PARTIAL INVALIDITY

               Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. In the event that such a construction would be unreasonable or would deprive a Party of a material benefit under this Agreement, the Parties shall seek to amend this Agreement to remove the invalid provision and otherwise provide the benefit unless prohibited by any Require ments of Law.

22.      WAIVERS

               The failure of either Party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of a Party thereafter to enforce each and every such provision. A waiver under this Agreement must be in writing and state that it is a waiver. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

23.      COMPETITIVE TRANSITION CHARGE.

               The Parties acknowledge that Seller has satisfied its Competitive Transition Charge (as defined in the Illinois Public Utilities Act) obligations with respect to the Stations by prepayment, which was included in the Purchase Price paid under the Asset Sale Agreement.

24.      ENTIRE AGREEMENT AND AMENDMENTS.

               Except as provided in the Asset Sale Agreement and the Interconnection Agreements, this Agreement supersedes all previous representations, understandings, negotiations and agreements either written or oral between the Parties hereto or their representatives with respect to the subject matter hereof and constitutes the entire agreement of the Parties with respect to the subject matter hereof. No amendments or changes to this Agreement shall be binding unless made in writing and duly executed by both Parties.

               IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth at the beginning of this Agreement.

                                       COMMONWEALTH EDISON COMPANY


                                       By /s/ ROBERT J. MANNING
                                          ---------------------------------
                                          Name:  Robert J. Manning
                                          Title: Executive Vice President



                                       MIDWEST GENERATION, LLC


                                       By /s/ GEORGIA R. NELSON
                                          ---------------------------------
                                          Name:  Georgia R. Nelson
                                          Title: President

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

                                     APPENDIX A

                          EQUIVALENT AVAILABILITY FACTOR

-------------------------------------------------------------------------------

                            OPERATION AND OUTAGE STATES

-------------------------------------------------------------------------------


AVAILABLE
State in which a unit is capable of providing service, whether or not it is actually in service, regardless of the capacity level that can be provided.

FORCED DERATING (D1, D2, D3)
An unplanned component failure (immediate, delayed, postponed) or other condition that requires the load on the unit be reduced immediately, within six hours, or before the end of the next weekend.

FORCED OUTAGE (U1, U2, U3, SF)
An unplanned component failure (immediate, delayed, postponed, startup failure) or other condition that requires the unit be removed from service immediately, within six hours, or before the end of the next weekend.

MAINTENANCE DERATING (D4)
The removal of a component for scheduled repairs that can be deferred beyond the end of the next weekend, but requires a capacity reduction before the next Planned Outage.

MAINTENANCE OUTAGE (MO)
The removal of a unit from service to perform work on specific components that can be deferred beyond the end of the next weekend, but requires the unit be removed from service before the next planned outage. Typically, MOs may occur any time during the year, have flexible start dates, and may or may not have predetermined durations.

MAINTENANCE OUTAGE EXTENSION
(SE OF MO)
The extension of a Maintenance Outage (MO).

PLANNED DERATING (PD)
The removal of a component for repairs that is sched uled well in advance and has a predetermined duration.

PLANNED OUTAGE (PO)
The removal of a unit from service to perform work on specific components that is scheduled well in advance and has a predetermined start date and duration (e.g., annual overhaul, inspections, testing).

PLANNED OUTAGE EXTENSION
(SE OF P0)
The extension of a Planned Outage (PO).

RESERVE SHUTDOWN (RS)
A state in which the unit was available for service but not electrically connected to the transmission system for economic reasons.

SCHEDULED DERATING EXTENSION (DE)
The extension of a maintenance or planned derating.

UNAVAILABLE
State in which a unit is not capable of operation because of the failure of a component, external restriction, testing, work being performed, or some other adverse condition.

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 TIME

-------------------------------------------------------------------------------

AVAILABLE HOURS (AH)
Sum of all Service Hours (SH) and Reserve Shutdown Hours (RSH), or

Period Hours (PH) less Planned Outage Hours (POH), Forced Outage Hours (FOH), and Maintenance Outage Hours (MOH).

EQUIVALENT PLANNED DERATED HOURS
(EPDH)
The product of Planned Derated Hours (PDH) and Size of Reduction, divided by Net Maximum Capacity (NMC).

EQUIVALENT SEASONAL DERATED HOURS
(ESEDH)
Net Maximum Capacity (NMC) less Net De pendable Capacity (NDC), multiplied by Avail able Hours (AH) and divided by Net Maximum Capacity (NMC).

EQUIVALENT UNPLANNED DERATED HOURS
(EUDH)
The product of Unplanned Derated Hours (UDH) and Size of Reduction, divided by Net Maximum Capacity (NMC).

FORCED OUTAGE HOURS (FOH)
Sum of all hours experienced during Forced Outages (U1, U2, U3, SF).

MAINTENANCE OUTAGE HOURS (MOH)
Sum of all hours experienced during Mainte nance Outages (MO) and Maintenance Outage Extensions (SE of MO).

PERIOD HOURS (PH)
Number of hours a unit was in the active state. A unit generally enters the active state on its service date.

PLANNED DERATED HOURS (PDH)
Sum of all hours experienced during Planned Deratings (PD) and Scheduled Derating Exten sions (DE) of any Planned Deratings (PD).

PLANNED OUTAGE HOURS (POH)
Sum of all hours experienced during Planned Outages (PO) and Planned Outage Extensions (SE of PO).

RESERVE SHUTDOWN HOURS (RSH)
Total number of hours the unit was available for service but not electrically connected to the transmission system for economic reasons.

SERVICE HOURS (SH)
Total number of hours a unit was electrically connected to the transmission system.

UNAVAILABLE HOURS (UH)
Sum of all Forced Outage Hours (FOH), Mainte nance Outage Hours (MOH), and Planned Out age Hours (POH).

UNPLANNED DERATED HOURS (UDH)
Sum of all hours experienced during Forced Deratings (D1, D2, D3), Maintenance Deratings (D4), and Scheduled Derating Extensions (DE) of any Maintenance Deratings (D4).

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                               CAPACITY AND ENERGY

-------------------------------------------------------------------------------


NET DEPENDABLE CAPACITY (NDC)
GDC less the unit capacity (MW) utilized for that unit's station service or auxiliaries.

NET MAXIMUM CAPACITY (NMC)
GMC less the unit capacity (MW) utilized for that unit's station service or auxiliaries.

GROSS DEPENDABLE CAPACITY (GDC)
GMC modified for seasonal limitations over a specified period of time.

GROSS MAXIMUM CAPACITY (GMC)
Maximum capacity (MW) a unit can sustain over a specified period of time when not restricted by seasonal or other deratings.

                               EQUATIONS

EQUIVALENT AVAILABILITY FACTOR (EAF):  [(AH - (EUDH + EPDH + ESEDH))/PH] x
100 (%)

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

                                  APPENDIX B

                                DESIGN LIMITS

THE DESIGN LIMITS LISTED BELOW SHALL BE APPLICABLE TO ANY DISPATCH UNDER THIS AGREEMENT OF THE INDICATED GENERATING UNITS BY COMED:

-----------------------------------------------------------------------------------------------------------------------------
                            NET         MINIMUM OPERATING        MINIMUM TIME
                         DEPENDABLE           LEVEL                BETWEEN            RAMP RATE
                          CAPACITY          (NET MW)           DISPATCHED STARTS        RANGE         RAMP RATE      UNIT
   GENERATING UNIT         (MW)(1)     WITH(2)  WITHOUT(3)        (HOURS)(4)         (GROSS MWS)     (MW/MINUTE)      RPV
-----------------------------------------------------------------------------------------------------------------------------
  ASSET GROUP A:
-----------------------------------------------------------------------------------------------------------------------------
  Crawford Unit 7            216         65          98              20                 70-90             2           12.8
                                                                                       110-234            3
-----------------------------------------------------------------------------------------------------------------------------
  Crawford Unit 8            326         44         111              20                 50-65             2.5         13.4
                                                                                       130-265            3
-----------------------------------------------------------------------------------------------------------------------------
  Fisk Unit 19               326         30         120              20                130-330            3            7.3
-----------------------------------------------------------------------------------------------------------------------------
  Waukegan Unit 6            100         --          42              20                 45-112            1            5.7
-----------------------------------------------------------------------------------------------------------------------------
  Waukegan Unit 7            328        122         150              20                160-220            3            7.2
                                                                                       220-300            5
                                                                                       300-330            3
-----------------------------------------------------------------------------------------------------------------------------
  Waukegan Unit 8            361         63 (gas    111              20                160-220            4            6.5
                                        only)                                          220-300            5
                                                                                       300-317            2
-----------------------------------------------------------------------------------------------------------------------------
  Will County Unit 1         156         --          44              20                 50-70             1            2.3
                                                                                        90-167            2
-----------------------------------------------------------------------------------------------------------------------------

Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            NET         MINIMUM OPERATING        MINIMUM TIME
                         DEPENDABLE           LEVEL                BETWEEN            RAMP RATE
                          CAPACITY          (NET MW)           DISPATCHED STARTS        RANGE         RAMP RATE      UNIT
   GENERATING UNIT         (MW)(1)     WITH(2)  WITHOUT(3)        (HOURS)(4)         (GROSS MWS)     (MW/MINUTE)      RPV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  Will County Unit 2         154         --             45            20                50-70            1            4.1
                                                                                        90-167           2
-----------------------------------------------------------------------------------------------------------------------------
  Will County Unit 3         262         36             93            20                40-60            1            9.9
                                                                                       100-278           5
-----------------------------------------------------------------------------------------------------------------------------
  Will County Unit 4         520         43            170            20                50-70            1           10.8
                                                                                       120-180           1
                                                                                       180-400           5
                                                                                       400-475           5
                                                                                       475-515           3
                                                                                       515-542           1
-----------------------------------------------------------------------------------------------------------------------------
  ASSET GROUP B:
-----------------------------------------------------------------------------------------------------------------------------
  Joliet Unit 6              314         --                           20               120-150           3            7.7
                                                        80                             150-319           3
-----------------------------------------------------------------------------------------------------------------------------
  Joliet Unit 7              522         60            137            20               120-265           5           10.7
                                                                                       265-531           5
-----------------------------------------------------------------------------------------------------------------------------
  Joliet Unit 8              522         61            138            20               120-265           5           18
                                                                                       265-550           5
-----------------------------------------------------------------------------------------------------------------------------
  Powerton Unit 5            769         --   (1 blrs) 132            36               150-190           3           17.6
                                         --   (2 blrs) 324                             190-375           3
                                                                                       375-750           8
-----------------------------------------------------------------------------------------------------------------------------

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            NET         MINIMUM OPERATING        MINIMUM TIME
                         DEPENDABLE           LEVEL                BETWEEN            RAMP RATE
                          CAPACITY          (NET MW)           DISPATCHED STARTS        RANGE         RAMP RATE      UNIT
   GENERATING UNIT         (MW)(1)     WITH(2)  WITHOUT(3)        (HOURS)(4)         (GROSS MWS)     (MW/MINUTE)      RPV
-----------------------------------------------------------------------------------------------------------------------------
  Powerton Unit 6            769         --   (1 blrs) 132            36               150-190           3           21.9
                                         --   (2 blrs) 324                             190-375           3
                                                                                       375-750           8
-----------------------------------------------------------------------------------------------------------------------------

         (1)   Winter net megawatts.
         (2)   With support fuel.
         (3)   Without support fuel.
         (4)   Except during an Emergency Condition affecting the ComEd
               System and for instances where ComEd and Seller agree on a price to induce Seller to cycle a unit under the indicated time.


Coal Stations Power Purchase Agreement Appendices
---------------------------------------------------------------------------------------------------------------------------------


                                                        APPENDIX C

                                              SOURCE OF CONTRACTED CAPACITY

=================================================================================================================================
                                      NET
                                  DEPENDABLE          FIRST           SECOND           THIRD          FOURTH            FIFTH
        IDENTIFICATION OF          CAPACITY       CONTRACT YEAR   CONTRACT YEAR    CONTRACT YEAR   CONTRACT YEAR    CONTRACT YEAR
         GENERATING UNIT             (MWS)          (MWS)(1)        (MWS)(1)         (MWS)(1)        (MWS)(1)         (MWS)(1)
=================================================================================================================================
Waukegan Unit 6                       100              100
---------------------------------------------------------------------------------------------------------------------------------
Waukegan Unit 7                       328              328             328              328             328              328
---------------------------------------------------------------------------------------------------------------------------------
Waukegan Unit 8                       361              361             361              361
---------------------------------------------------------------------------------------------------------------------------------
Fisk Unit 19                          326
---------------------------------------------------------------------------------------------------------------------------------
Crawford Unit 7                       216              216
---------------------------------------------------------------------------------------------------------------------------------
Crawford Unit 8                       326              326             326              326             326              326
---------------------------------------------------------------------------------------------------------------------------------
Will County Unit 1                    156              156             156              156
---------------------------------------------------------------------------------------------------------------------------------
Will County Unit 2                    154              154
---------------------------------------------------------------------------------------------------------------------------------
Will County Unit 3                    262              262             262              262
---------------------------------------------------------------------------------------------------------------------------------
Will County Unit 4                    520              520             520              520             520              520
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL ASSET GROUP
         A                           2,749            2,423           1,953            1,953           1,174            1,174
---------------------------------------------------------------------------------------------------------------------------------

                                                           C-1


Coal Stations Power Purchase Agreement Appendices
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
                                      NET
                                  DEPENDABLE          FIRST           SECOND           THIRD          FOURTH            FIFTH
        IDENTIFICATION OF          CAPACITY       CONTRACT YEAR   CONTRACT YEAR    CONTRACT YEAR   CONTRACT YEAR    CONTRACT YEAR
         GENERATING UNIT             (MWS)          (MWS)(1)        (MWS)(1)         (MWS)(1)        (MWS)(1)         (MWS)(1)
=================================================================================================================================
Joliet Unit 6                         314
---------------------------------------------------------------------------------------------------------------------------------
Joliet Unit 7                         522              522             522
---------------------------------------------------------------------------------------------------------------------------------
Joliet Unit 8                         522              522             522              522             522              522
---------------------------------------------------------------------------------------------------------------------------------
Powerton Unit 5                       769              769             769              769
---------------------------------------------------------------------------------------------------------------------------------
Powerton Unit 6                       769              769             769              769
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL ASSET GROUP           2,896            2,582           2,582            2,060            522              522
         B
=================================================================================================================================

        (1)   AN ENTRY INDICATES A GENERATING UNIT CONSTITUTING A PART OF CONTRACTED CAPACITY FOR THE SPECIFIED CONTRACT YEAR.


Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------


                                  APPENDIX D

                             MAIN GUIDE NUMBER 3A

                               MAIN GUIDE NO. 3A
                            (Formerly Guide No. 3)
                                (Revision No. 3)
                                  June 8, 1995
                           APPROVED NOVEMBER 9, 1995

                        PROCEDURE FOR THE UNIFORM RATING
                             OF GENERATING EQUIPMENT
                   --------------------------------------------

                  The Mid-America Interconnected Network, Inc. bylaws provide for the coordination of planning, construction and utilization of generation and transmission facilities on a regional basis for reliability of electric bulk power supply. This MAIN Guide presents the criteria for uniform rating of generating equipment on the systems of MAIN members.

XXV.       GENERAL

                  Generating capability to meet the system load and provide the required amount of reserves is necessary to assure the maximum degree of service reliability. This generating capability must be accounted for in a uniform manner which assures the use of consistently attainable values for planning and operating the system.

                  Procedures are herein established for rating generating units in service or which will be brought into service in the future. These procedures define the framework under which the ratings are to be established while recognizing the necessity of exercising judgement in their determination. The tests required are functional and do not require special instrumentation. They are designed to demonstrate that the ratings can be obtained for the time periods required under normal operating conditions for the equipment being tested.

                  It is intended that the terms defined and the ratings established pursuant to this MAIN Guide shall be used for all MAIN purposes, including determining generation reserves for both planning and operating purposes, scheduling maintenance, and preparation of reports or other information for industry organizations, news media, and governmental agencies.

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

XXVI.      UNIFORM RATINGS

                  Each MAIN member shall establish Monthly Net Capability ratings for each generating unit and station on the member's system. The Monthly Net Capability is the net power output which can be obtained for the period specified on a monthly adjusted basis with all equipment in service under average conditions of operation and with equipment in an average state of maintenance. The Monthly Net Capability should include generating capability which is temporarily out of service for maintenance or repair.

                  The monthly adjustments required to develop Monthly Net Capability are intended to include such seasonal variations as ambient temperature, condensing water temperature and availability, fuels, steam heating loads, reservoir levels, and scheduled reservoir discharge.

                  Generating capability shall be tested annually to demonstrate and verify that the Monthly Net Capability can be achieved in the month of the test. It is intended that frequent changes in Monthly Net Capability be avoided. The reported capability is, therefore, a figure which should not be altered until the accumulated evidence of tests and analyses or operating experience indicate that a long-term change has taken place. The Monthly Net Capability shall be confirmed annually and revised at other times when necessary. Confirmations and revisions will be submitted to the MAIN Coordination Center.

XXVIII.     GENERAL GUIDES FOR ESTABLISHING CAPABILITY RATINGS

            The following general guides shall be applied in establishing Monthly Net Capability:

    A. The total Monthly Net Capability rating shall be that available regularly to satisfy the daily load patterns of the member and shall be available for four continuous hours or more. The rating established must not require a period of operation at a reduced level during a system's remainder of the peak period to recover the Monthly Net Capability.

    B. The Monthly Net Capability will be determined separately for each generating unit in a power plant where the input to the prime mover of the unit is independent of the others. The Monthly Net Capability will be determined as a group for commonheader steam plants or multiple-

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

         unit hydro plants and each unit assigned a rating by apportioning the combined capability among the units.

    C. Monthly Net Capability, as reported, will not be reduced to provide regulating margin or spinning reserve. It will reflect operation at the power factor level at which the generating equipment is normally expected to be operated over the daily peak load period. It will exclude the temporary higher output attainable immediately after a new unit goes into service or immediately after an overhaul.

    D. Extended capability of a unit or plant obtained through bypassing of feedwater heaters, by utilizing other than normal steam conditions, or by abnormal operation of auxiliaries in steam plants; or by abnormal utilization of reservoir storage in hydro plants; or by abnormal operation of combustion turbines or diesel units; may be included in the Monthly Net Capability if the following conditions are met:

                 1. The extended capability based on such conditions will be available for a period of not less than four continuous hours when needed and meets the restrictions of Section III-A.

                 2. Normal procedures have been established so that this capability will be made available promptly when requested by the dispatcher.

    E. The Monthly Net Capability established for nuclear units will be determined taking into consideration the fuel management program and any restrictions imposed by governmental agencies.

    F. The Monthly Net Capability established for hydro-electric plants, including pumped-hydro, will be determined taking into consideration the reservoir storage program and any restrictions imposed by governmental agencies and will be based on median hydro conditions.

XXVIII.  TESTING PROCEDURES TO DEMONSTRATE CAPABILITY

    A.   General Procedure for Testing

                 1. Ratings will be confirmed annually or more frequently if appropriate to demonstrate the Monthly Net Capability. IF ADEQUATE DATA

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

         ARE AVAILABLE TO DEMONSTRATE THE CAPABILITY DURING NORMAL PEAK LOAD PERIOD OPERATION, NO SPECIAL TEST IS REQUIRED. Peaking units and cold reserve units which are not operated frequently shall be tested at such intervals as necessary to assure that capability is available to meet operating reserve requirements.

                 2. If the total capability of a plant is materially affected by the interaction of its parts, a test of the entire plant will be performed to demonstrate Monthly Net Capability.

                 3. All equipment when tested will be in normal operating condition with all auxiliary equipment needed for normal operation in service and with provision for extended capability if this capability is to be included in Monthly Net Capability. Energy consumption by auxiliary facilities common to the entire plant (for example, coal-handling or lighting) will be distributed over the appropriate units in the plant, and will represent the consumption normally experienced during the high-load period of the day.

                 4. It is intended that the test loadings should be maintained at a constant level. The reported test results will be no greater than the MWh/hr integrated output for the test period.

    B. Steam Turbo-Generation Unit Tests, Excluding Steam Turbines with Gas or Oil Fired Boilers

                 1. The test period for steam turbo-generator units, including both fossil fuel and nuclear reactor steam generators, will be not less than four continuous hours.

                 2. Generating unit net capability as affected by the turbine exhaust pressure will be corrected to the average for the past five years of the monthly averages of the daily maximum circulating water temperatures for the month of the test. Steam conditions will correspond to the operating standard established by the member for the unit or plant. The steam generator will be operated with the regularly available type and quality of fuel.

    C. Tests of Combustion Turbine and Diesel Units and Steam Turbines with Gas or Oil Fired Boilers

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

                 1. The test period for combustion turbine and diesel units and steam turbines with gas or oil fired boilers will be of sufficient duration to permit stabilized operating conditions to be attained.

                 2. Ambient temperature conditions will be corrected to the average for the past five years of the monthly maximum temperatures for the month of the test. Where evaporative coolers are used, the tempera ture at the discharge of the evaporative coolers shall be the basis for ambient temperature corrections.

                 3. Generating unit net capability as affected by the turbine exhaust pressure will be corrected to the average for the past five years of the monthly averages of the daily maximum circulating water temperatures for the month of the test. Steam conditions will correspond to the operating standard established by the member for the unit or plant. The steam generator will be operated with the regularly available type and quality of fuel.

    D.   Hydro-Electric Unit Tests

                 1. The test period for hydro-electric units, including pumped-hydro units, will be not less than one hour.

                 2. Water conditions will be corrected to the median conditions for the month of the test.

    E.   Reactivated Unit Tests

         Deactivated generating equipment which is not being reported and is being returned to active status shall be tested within thirty days to demonstrate its Monthly Net Capability.

XXIX.    REPORTING PROCEDURES

         Each member shall submit the required data on the included Uniform Rating Forms to the MAIN Coordination Center annually on or before November 1 for the following calendar year. Each annual report shall cover all existing units, planned start-up of new units, and planned retirements of units and shall consist of the following:

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

                 1. A letter identifying those units whose rating has not changed, showing the dates of latest tests confirming capabilities.

                 2. Completely revised forms (Form A and B-1, B-2, or B-3) for units on which a change has occurred.

                 3. Completely revised form (Form A) showing planned additions or retirements beginning with the month of commercial operation or month of retirement.

Between annual reporting, revised forms shall be submitted as necessary for new units placed in commercial operation, units retired, and for units where tests show the rating has changed. Any change in additions, retirements, or ratings shall be submitted within 30 days of the addition, retirement, or test. In this manner, by each November 1, all test data should be current. However, the letter should be submitted confirming the dates of tests.

         The MAIN Coordination Center will analyze and review the annual reporting for completeness and correctness and report the need for clarification to the member concerned. The MAIN Coordination Center will maintain the updated set of reports, including current changes as they occur, from the MAIN members, and will provide complete reports and/or revisions to the members requesting them.

    A.   Uniform Rating Form A

         This form is used to report the Monthly Net Capability of each unit in each station. Where required by the number of units in a station, additional sheets should be used.

    B.   Uniform Rating Forms B-1, B-2, and B-3

         These forms are used to report test results, certain actual and five year average variables where pertinent, and to show relationship of actual net generation to stated capability during the month of the test. It is the intent that test data equal or exceed stated Monthly Net Capability to demonstrate that this level of generation can be achieved. Where simultaneous tests of several units are conducted, as in common steam header plants, data should be reported for each unit and total of the group.

         Test results should be reported as follows:

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

         Form B-1 --steam turbo-generator units
         Form B-2 --hydro electric units
         Form B-3 --Combustion turbine units and diesel units

NOTE: IN SUBMITTING REVISED FORMS, EACH FORM SHALL BE SUBMITTED IN SUCH A MANNER THAT IT COMPLETELY REPLACES THE SHEET ON WHICH DATA ARE BEING REVISED.

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

                                   APPENDIX E

                         EO COMMUNICATIONS AND GUIDELINES


                 1. PURPOSES. The purposes of this Appendix are (i) to describe the nature of the communications link that will be maintained between Seller and ComEd, (ii) to establish the nature and content of communications relating to availability of the Reserved Units and their dispatch, and (iii) to establish certain operating procedures. The Parties recognize that it is important that such communication channels be established so that only responsible and authorized personnel can issue requests and/or orders that may impact unit reliability and availability as well as transmission system security and stability.

                 2. COMMUNICATIONS LINK. (a) For the dispatch of the Reserved Units, the Parties shall establish and maintain an electronic communications link between each Station and EO, which shall be used for communication as contemplated by this Agreement. Such electronic communications link shall utilize ComEd's Generation Commercial Management ("GCM") software or such other software as ComEd shall supply during the term of this Agreement. In the event that the electronic communica tions link for the dispatch of the Reserved Units shall be unavailable for any reason, dedicated telephone lines established and maintained by the parties shall be used. Seller will notify EO as soon as possible of any disruption or unavailability of the electronic communications link, the dedicated telephone lines or standard telephone lines. The Parties shall also establish and maintain a radio system for communications, which radio system shall be used in the event that the aforementioned communications methods are unavailable. Seller shall cooperate in performing periodic tests of the radio system as from time to time directed by the EO Dispatcher. Seller shall notify EO promptly of any problems with said radio system.

                 (b) Telephone numbers are set forth below for the indicated persons:

                         EO Generation Dispatcher                 (630) 691-4744
                         EO Transmission Dispatcher               (630) 691-4772
                         EO Operation Supervisor                  (630) 691-4730
                         EO Generation Dispatch Supervisor        (630) 691-4693
                         EO facsimile transmission number         (630) 691-4899

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

The alternate office for EO will be used as a backup in the event that the normal office of EO is not operational. The telephone numbers of the alternate office are (815) 727-5902, 5903, and the facsimile transmission number is (815) 727-5745.

                 3. CONTENT OF COMMUNICATIONS. (a) To the extent that events are known or anticipated and not otherwise available to ComEd through GCM, Seller shall provide to the EO Generation Dispatcher information regarding the availability of the Reserved Units, including information regarding the following matters:

                 (i) conditions, issues or events which may affect the output or reliability of the Reserved Units;

                 (ii) time of day (based on a twenty-four hour clock) when a Reserved Unit is placed on the line and taken off the line;

                 (iii) changes of rated capacity of a Reserved Unit, when it is known that such changes have taken place or will take place;

                 (iv) Reserved Unit de-ratings, including the amount of any derate, the estimated or known start time and date of the derate, the estimated or known ending time and date of the derate, and the cause of the derate;

                 (v) the availability, or lack of availability, of the automated governor control or the automatic voltage regulators on a Reserved Unit and the times in which it will, or will not, be available for operation and the reason for such limitations;

                 (vi) conditions at the Station or a Reserved Unit that could affect the present or anticipated load following capability of a Reserved Unit, including problems related to fuel, coal belts and coal handling, fires, loss of essential equipment and opacity excedences;

                 (vii) when required testing or other operational work could limit the availability or maneuverability of a Reserved Unit;

                 (viii) Seller's desire to declare a Substitute Unit to replace Unavailable Capacity, including the capacity and schedule of energy and ramping ability; and

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

                 (ix) Seller's desire to request the release of energy from undispatched on-line capacity of a Reserved Unit or an off-line Reserved Unit under the circumstances provided in Section 6(b)(i) of this Agree ment.

As it becomes available or anticipated, such information shall be made available to the EO Generation Dispatcher. To the extent that such information reflects anticipated events over which Seller has some control, Seller shall undertake to coordinate the occurrence of such event with the EO Generation Dispatch Supervisor.

                 (b) Seller shall use GCM for the purposes of reporting Reserved Unit capability, ramp rates and loading blocks, outages and deratings. In the event that GCM shall not be available for the purposes of reporting Reserved Unit availability, Seller shall use the forms attached as Appendix F for such reports. Such forms consist of the following elements and shall be completed and transmitted by facsimile transmission to the EO Generation Dispatcher:

                 (i) Form "Page 1," "[Station Name] Offer Data," is the cover sheet to be used for all facsimile transmissions;

                 (ii) Form "Page 2," "Generating Capability," is the sheet to be used to report with respect to each Reserved Unit (1) its net generating capability for the period beginning 12:00 a.m., Midnight (000 hours) (Chicago time) the following day and (2) derating and outage information (which shall be reported using the GADS cause codes set forth in Appendix H), which sheet shall be completed and transmitted daily by 11:00 p.m. (2300 hours) (Chicago time);

                 (iii) Form "Pages 3 and 4," "Loading (and De-loading) Rates and Breakpoints," is the sheet to be used for reporting Reserved Unit ramp rates between discreet load breakpoints for such unit's output in the raise (loading) and lower (de-loading) directions, which sheets shall be completed and transmitted whenever changes to scheduled parameters occur (e.g., capability, minimum, maximum and fuel type); and

                 (iv) Form "Page 5," "ComEd Production Data Bank Derat ing/Outage Code Adjustments," is the sheet to be used for reporting any requested adjustments to previously transmitted outage and/or derating codes on Form "Page 2", which sheet shall be completed as necessary and

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

         transmitted via facsimile transmission to the Production Data Bank Administration at the address indicated on the sheet.

ComEd shall acknowledge receipt of any such facsimile transmissions by signing the "Page 1" cover sheet and transmitting such signed page by facsimile transmission to Seller at the return facsimile transmission number indicated thereon. Copies of the transmissions described in this Section 3(b) shall be retained by Seller and ComEd for at least 36 months, after which they may be destroyed.

                 (b) Seller shall provide information regarding Reserved Unit availability by telephone on a daily basis to ComEd's Wholesale Energy Trading Organization.

                 4. DISPATCH; OPERATIONS. (a) The EO Generation Dispatcher shall issue dispatch orders on behalf of ComEd, which orders shall be given by the EO Generation Dispatcher to Seller. Following receipt by Seller of any such order, Seller shall, if such order is received electronically through GCM, acknowledge such receipt electronically through GCM, or if such order is received verbally, repeat back the content of such order to the EO Generation Dispatcher, in either case to confirm receipt and understanding of such order.

                 (a) Seller shall perform the following tasks in order to assist in meeting the dispatch needs of the ComEd system:

                 (i) maintain the Reserved Units on Automatic Generation Control ("AGC") as directed by the EO Generation Dispatcher and to the extent possible, given the generating unit and the operating conditions of the ComEd system;

                 (ii) regulate load at the ramp rate within the ramp rate range set forth in Appendix B for such Reserved Unit unless (1) operation at such ramp rate or within in such range would negatively impact such Reserved Unit, its reliability or its ability to meet performance obligations (such as environmental regulatory compliance) or (2) ComEd requests a different ramp rate or ramp rate range which Seller agrees to provide;

                 (iii) maintain Reserved Unit control systems and subsystems so as to be able to meet the ramp rate specified in Appendix B for such Reserved Unit within the specified ramp rate range; PROVIDED, HOWEVER,

Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------

         when such Reserved Unit is not on AGC, such unit shall be ramped at the ramp rates within the specified ranges specified in Appendix B for such Reserved Unit or as reasonably requested by the EO Generation Dis patcher, to the extent that it is possible to do so without impacting the reliability or availability of such unit; and

                 (iv) bring the Reserved Units to their minimum load limits set forth in Appendix B as requested by the EO Generation Dispatcher, and Seller shall promptly notify the EO Generation Dispatcher if such Reserved Unit(s) are unable for any reason to achieve these minimum load limits.

Reserved Units shall be capable of ramping between their regular minimums and maximum loads unless the EO Generation Dispatcher is otherwise notified of any limitations. Should the EO Generation Dispatcher initiate a reserve emergency alarm, Seller shall start a ramp to full reported capability and any testing in progress that was formerly approved by the EO Generation Dispatcher will be discontinued in accordance with Prudent Utility Practice until such time that testing has less potential to impact the integrity of the ComEd System. Seller shall take reasonable precautions to ensure that generating capacity is not lost when such capacity is important to the integrity of the ComEd System. Seller shall use reasonable efforts to cooperate with the EO Generation Dispatcher to delay or reschedule tests due to system conditions.

                 5. REGULATING PERFORMANCE VALUE. Seller shall measure the maneuverability, which incorporates ramp rate, of the Reserved Units using the Regulating Performance Value ("RPV") methodology described in Appendix G. The minimum RPV for each Reserved Unit is identified in Appendix B as "Unit RPV."



Coal Stations Power Purchase Agreement Appendices
------------------------------------------------------------------------------------------------------------------------


                                             APPENDIX F

Page 1:                                    REPORTING FORMS

                                     ________________ OFFER DATA
                             Generator Name

                            DATA APPLICABLE FOR AVAILABILITY DECLARATION

                 FOR THE PERIOD OF      PM/AM,    /   /    TO     PM/AM,    /   /
                                   -----       -----------   -----       -----------

TO:      ComEd Electric Operations          FAX No.                    (630) 691-4697
         Generation Dispatch                Telephone No.              (630) 691-4693 Generation
                                                                       Coordinator
                                                                       (630) 691-4730 Operations
                                                                       Supervisor

------------------------------------------------------------------------------------------------------------------------
                                              This FAX is a submission of
------------------------------------------------------------------------------------------------------------------------
Generator's Offer Data                                                                                               --
------------------------------------------------------------------------------------------------------------------------
A REVISION to the previously submitted offer of ___/___/___                                                          --
------------------------------------------------------------------------------------------------------------------------
This document is a hardcopy back-up to the offer of ___/___/___                                                      --
------------------------------------------------------------------------------------------------------------------------

Full Submission                                                                          Number of Pages Including Cover
                                                                                                                    Page
                        /     /
                                                                                                               ---------
Partial Submission      /     /

Submitted By:
             -----------------------------------------------------------

Date:
     -------------------------------------------------------------------

If you do not receive all the pages or if clarification or retransmission is required call
                                                                                           -----------------------------

------------------------------------------------------------------------------------------------------------------------

Return acknowledgment FAX to the attention of:
                                              --------------------------------------------------------------------------

FAX Number:
           -------------------------------------------------------------------------------------------------------------

========================================================================================================================
------------------------------------------------------------------------------------------------------------------------
                                                 F-1




Coal Stations Power Purchase Agreement Appendices
------------------------------------------------------------------------------------------------------------------------


Acknowledgment by ComEd                     (Signa-
                                            ture)  ---------------------------------------------------------------------
Electric Operations
                                            (Title)
                                                   ---------------------------------------------------------------------
Acknowledgment date and time
                             -------------------------------------------------------------------------------------------


                                     _______________ OFFER DATA

Availability Declaration Period Commencing _____PM/AM, __/__/__ TO __PM/AM,
--/--/--


GENERATING CAPABILITY


UNIT _________________________


Maximum Gross Generating Capability __________ MW

Minimum Gross Generating Capability __________ MW

Maximum VAR Capability __________ MW



Deratings:                               Time                                Time
Cause                     MS             Start____      Date__/__/__         Stop_____          Date
Code:_____                _____          _                                                      __/__/__
Cause                     MS             Start____      Date__/__/__         Stop_____          Date
Code:_____                _____          _                                                      __/__/__
Cause                     MS             Start____      Date__/__/__         Stop_____          Date
Code:_____                _____          _                                                      __/__/__
Cause                     MS             Start____      Date__/__/__         Stop_____          Date
Code:_____                _____          _                                                      __/__/__




                                                 F-2



Coal Stations Power Purchase Agreement Appendices
------------------------------------------------------------------------------------------------------------------------

Minimum:                                 Time                                Time

Cause                     MS             Start____      Date__/__/__         Stop_____          Date
Code:_____                _____          _                                                      __/__/__

Cause                     MS             Start____      Date__/__/__         Stop_____          Date
Code:_____                _____          _                                                      __/__/__

Fuel:                                    Time:                               Time:
Fuel Type:_____           MS             Start____      Date__/__/__         Stop_____          Date
                          -----          -                                                      --/--/--
Fuel Type:_____           MS             Start____      Date__/__/__         Stop_____          Date
                          -----          -                                                      --/--/--


Notes:
      ------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

D - Derate, O - Out of Service, M - Maintenance, S - Scheduled



Coal Stations Power Purchase Agreement Appendices
---------------------------------------------------------------------------------------------------


                                     _______________ OFFER DATA
                                           Generator Name

Availability Declaration Period Commencing _____PM/AM, __/__/__ TO __PM/AM,
--/--/--

                                    LOADING RATES AND BREAKPOINTS

---------------------------------------------------------------------------------------------------
       UNIT               LOADING RANGE             RAMP RATE             BREAKPOINTS*
      NUMBER             MIN        MAX              MW/MIN                    MW
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

* Breakpoint is defined at load level at which unit must hold and start/stop unit auxiliary equipment

Notes:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Coal Stations Power Purchase Agreement Appendices
---------------------------------------------------------------------------------------------------


                                     _______________ OFFER DATA
                                           Generator Name

Availability Declaration Period Commencing _____PM/AM, __/__/__ TO __PM/AM,
--/--/--

                                 DE-LOADING RATES AND BREAKPOINTS

---------------------------------------------------------------------------------------------------
       UNIT             DE-LOADING RANGE            RAMP RATE             BREAKPOINTS*
      NUMBER             MIN        MAX              MW/MIN                    MW
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

* Breakpoint is defined at load level at which unit must hold and start/stop unit auxiliary equipment

Notes:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------------------------------------------


                                     ComEd PRODUCTION DATA BANK
                                  DERATING/OUTAGE CODE ADJUSTMENTS

STATION:_______________                     UNIT: _______________                      DATE: __/__/__

                                      DERATING CODE/OUTAGE CODE

-------------------------------------------------------------------------------------------------------------------
HOUR                    Code                    MW Derating            Code                    MW Derating
-------------------------------------------------------------------------------------------------------------------
1:00 a.m.
-------------------------------------------------------------------------------------------------------------------
2:00 a.m.
-------------------------------------------------------------------------------------------------------------------
3:00 a.m.
-------------------------------------------------------------------------------------------------------------------
4:00 a.m.
-------------------------------------------------------------------------------------------------------------------
5:00 a.m.
-------------------------------------------------------------------------------------------------------------------
6:00 a.m.
-------------------------------------------------------------------------------------------------------------------
7:00 a.m.
-------------------------------------------------------------------------------------------------------------------
8:00 a.m.
-------------------------------------------------------------------------------------------------------------------
9:00 a.m.
-------------------------------------------------------------------------------------------------------------------
10:00 a.m.
-------------------------------------------------------------------------------------------------------------------
11:00 a.m.
-------------------------------------------------------------------------------------------------------------------
12:00 a.m.
-------------------------------------------------------------------------------------------------------------------
1:00 p.m.
-------------------------------------------------------------------------------------------------------------------
2:00 p.m.
-------------------------------------------------------------------------------------------------------------------
3:00 p.m.
-------------------------------------------------------------------------------------------------------------------
4:00 p.m.
-------------------------------------------------------------------------------------------------------------------
5:00 p.m.
-------------------------------------------------------------------------------------------------------------------
6:00 p.m.
-------------------------------------------------------------------------------------------------------------------
7:00 p.m.
-------------------------------------------------------------------------------------------------------------------
8:00 p.m.
-------------------------------------------------------------------------------------------------------------------
9:00 p.m.
-------------------------------------------------------------------------------------------------------------------
10:00 p.m.
-------------------------------------------------------------------------------------------------------------------
11:00 p.m.
-------------------------------------------------------------------------------------------------------------------
12:00 p.m.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Reasons for Change:
-------------------------------------------------------------------------------------------------------------------
GADS Cause Code:
                ---------------------------------------------------------------------------------------------------
GADS Event Type:
                ---------------------------------------------------------------------------------------------------
Description of Event:
                     ----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS:
Use this form for derating/outage code adjustments only
Remember to fill out the GADS data section

                                                 F-8


Coal Stations Power Purchase Agreement Appendices
-------------------------------------------------------------------------------------------------------------------

Send this form to the Production Data Bank Administration, Room 250, 1411 Opus Place, Downers Grove, Illinois
60515


Submitted: _____________________________    Telephone: ____________________     Date: ___/___/___
Electric Operations Approval: __________    Telephone: 630-691-4693             Date: ___/___/___
Approved: ______________________________                                        Date: ___/___/___
          Fossil Support Vice President


Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

                                 APPENDIX G

                 REGULATING PERFORMANCE VALUE METHODOLOGY

                         REGULATING PERFORMANCE VALUE
   by Howard F. Illian, Bulk Power Operations, and Ray W. Rathsam, VISTA,
                              December 11, 1995

                  The maneuverability of Commonwealth Edison generating units is measured by a method called REGULATING PERFORMANCE VALUE, RPVP. RPVp is designed to effectively measure the relative contribution of each generating unit to the total system regulation. For the first time regulation will be viewed not as control provided to follow a system disturbance, but rather as control to follow repetitive system disturbances. These repetitive disturbances are considered to result in a sinusoidal signal that the control system is required to follow. As a result, the control requested from each generating unit can also be represented as a sinusoidal signal.

                  A unit providing system control under the direction of the Economic Generation Control (EGC) system will move up and down to the control pulses sent to the unit by the EMS computer. That sinusoidal movement can be described by a frequency component, Period, and a peak to peak Amplitude. This is shown in Figure 1.




                                    [GRAPHIC]




For a given Period the greater the Amplitude that a unit can follow, the greater the unit's contribution to total system control. Therefore, representing the ability of each unit on the system to follow a simple sine wave with a single number will accurately represent

Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

the relative ability of that unit to contribute to the control of the CECo system. This is what RPVp attempts to measure.

                  The EMS computer is currently collecting data on a number of specific parameters for each generating unit while it is on EGC. Some of these measured parameters are used to calculate the RPVp value.

Variable #1:      ARR = Average Telemetered Dialed In Ramp Rate

                           This variable is the telemetered, time weighted,
                  average value of the ramp rate that is dialed into the EGC console at the generating unit control room weighted by the time the unit is actually on EGC.

Variable #2:      OR% = Average Observed Raise Ramp Rate Percent

                           This variable is the percentage of the telemetered
                  dialed in raise ramp rate that the unit actually provides while on EGC. It is limited to maximum value of 100% since the logic in the EGC system will not ramp a unit faster than the Telemetered Dialed In Ramp Rate.

Variable #3:      OL% = Average Observed Lower Ramp Rate Percent

                           This variable is the percentage of the telemetered
                  dialed in lower ramp rate that the unit actually provides while on EGC. IT is limited to maximum value of 100% since the logic in the EGC system will not ramp a unit faster than the Telemetered Dialed In Ramp Rate.

Variable #4:      LTR = Average Lower to Raise Turn Around Time

                           This variable is the average amount of time it takes
                  to turn the unit around from moving down to moving up while it is on EGC.

Variable #5:      RTL = Average Raise to Lower Turn Around Time

                           This variable is the average amount of time it takes
                  to turn the unit around from moving up to moving down while it is on EGC.

Variable #6:      MWR = Average Telemetered Megawatt Range

                           This variable is the telemetered, time weighted,
                  average of the range provided by the high and low limits dialed into the EGC console

Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

                  at the generating unit control room weighted by the time the unit is actually on EGC.

Variable #7:      RPVRP = Raw Regulating Performance Value

                           This variable represents the peak to peak amplitude
                  that a generating unit with the above variables could provide during a ten minute period as limited by the MWR. It is calculated by weight averaging the daily raw RPV with the daily effective % time on control. K the RPVRP IS greater than the MWR, the RPVRP IS set to the value of the MWR as an upper limit.

Variable #8:      TC % = Percent of Time on Control

                           This variable is the time the unit is on control as a
                  percentage of time that it is operating and could be available for control.

Variable #9:      RPVP = Regulating Performance Value

                           This is the final measure of regulating performance
                  and represents the effective relative contribution of the generating unit to system control.


Using the above variables, the value for RPVRP and RPVP are calculated using the following equations to indicate the Amplitude of control available from the unit.

         RPVRP = [l0-LTR -RTL][ARR /2 ][0L% + OR%] /200 (1)
         RPVP = RPVRP X TC%                                                  (2)

                  In simple terms, the RPVRP and RPVp are measures of the peak to peak movement of a generating unit following a full sinusoidal wave during a ten minute period. This can be seen from Figure 2.

Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------




                                     [GRAPHIC]




This result is then multiplied by the percentage of time on control to give the REGULATING PERFORMANCE VALUE,RPVP.

                  Station contributions to system regulation are derived by summing the RPVs from the generating units at the station. Division contributions to system regulation are derived by summing the R PVs from all of the stations in the division.

Over the last few years a strong correlation has been shown between the total system RPV and A1/A2 control performance. During that same period it was discovered that not only is the peak to peak magnitude an appropriate measure, but that unless that sinusoid is balanced, the effective peak to peak value will be limited by the smaller of either the raise or lower portion of the sinusoid. It was also recognized that uncertainty was highly detrimental to performance. As a result the above equations have been modified to measure the smaller of the two halves and to penalize unpredictability of the response. The latest method of measuring RPVp uses the following modified variables and equations:







Variable #1':     SRR = Smallest Telemetered Dialed In Ramp Rate

Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

                           This variable is the smallest telemetered value of
                  the ramp rate that is dialed into the EGC console at the generating unit control room each hour, average weighted by the time the unit is actually on EGC.

Variable #2':     OR% = Average Observed Raise Ramp Rate Percent

                           This variable is the percentage of the telemetered
                  dialed in raise ramp rate that the unit actually provides while on EGC in response to control dispatched. It is limited to maximum value of 100% since the logic in the EGC system will not ramp a unit faster than the Telemetered Dialed In Ramp Rate.

Variable #2A:     DR = Portion of Time Unit is Available to be Dispatched for
                       Raise

                           This variable is the portion of the time that the
                  unit actually accepts raise signals while on EGC. When multiplied by the new variable 2' It results in the same value as the old variable 2.

Variable #3':     OL% = Average Observed Lower Ramp Rate Percent

                           This variable is the percentage of the telemetered
                  dialed in lower ramp rate that the unit actually provides while on EGC in response to control dispatched. It is limited to maximum value of 100% since the toni0~c! ~ha FGC system will not ramp a unit faster than the Telelmetered Dialed In Ramp Rate.

Variable #3A:     D L = Portion of Time Unit is Available to be Dispatched for
                        Lower

                           This variable is the portion of the time that the
                  unit actually accepts lower signals while on EGC. When multiplied by the new variable 3' It results in the same value as the old variable 3.

When the above variables are substituted into the new equation, the value of RPVp is calculated with the following equations:

RPVRP = MIN[(5 -LTR)(SRR)(OR%)(DR ),(5 - RTL)(SRR)(O L%)( DL, )] /100
         (3)

RPVP = RPVRP X TC%                  (4)

The value of RPVRP is still limited by the value of MWR as it was previously.

Coal Stations Power Purchase Agreement Appendices
--------------------------------------------------------------------------------

                                 APPENDIX H

                               GADS CAUSE CODES

C.E.Co.                                                             G.P. No. 354
                                                                      Appendix E
                                                                    Page 1 of 16

                        SYSTEM POWER SUPPLY (SPS) DERATING AND OUTAGE REASON
                                            CODING SYSTEM

PURPOSE - The purpose of this system is to correctly utilize planned, maintenance and unplanned deratings and to simplify the reason code data interpretation. This system follows NERC/GADS as well as INPO Guidelines.

I.       Unit Classifications

         A.       Available -       Unit is on line or in reserve shutdown.
                                    All events for this class will be deratings.

         B.       Unavailable -     Unit is in an outage. The major cause is
                                    given by an outage reason code. All other events during this period are classified as deratings.

II.      Event Designations

         A.       Derating -        Exists whenever a unit is limited to a
                                    power level less than its gross maximum
                                    capacity. The equipment causing the
                                    derating must not be the cause of a unit outage.

                  1. Unplanned - Designated by reason code beginning with "D". The equipment may or may not be out of service.

                  2. Maintenance - Designated by a reason code beginning with "M". The equipment may or may not be out of service. A maintenance derating is one which may be postponed beyond the end of the next weekend. The distinction between a maintenance derating and outage is made by determining whether or not the unit is available.

                  3. Planned - Designated by a reason code beginning with "S". The equipment may or may not be out of service. A planned derating is one which is planned at least four weeks in advance. The distinction between a planned derating and outage is made by determining whether or not the unit is available.

C.E.Co.                                                             G.P. No. 354
                                                                      Appendix E
                                                                    Page 2 of 16

         B.       Outage -          Exists when a unit is not synchronized to
                                    the grid system and not in a reserve
                                    shutdown state.



                  1. Forced Unplanned - Designated by a reason code beginning with "0". The equipment corresponding to the reason code is the sole cause of the unit forced outage. Only one "0" code may exist at a time.

         B.       Outage (Continued)

                           Note: There is one exception to the above rules. For multiboiler units at Joliet 29 and Powerton, outages pertain to each boiler also. For example, if an "0" code exists, depending on the reason, it could mean that boiler 1, boiler 2, both boiler 1 and 2, or the unit is out of service. Depending on which event is occurring, more than one "0", "M" or "S" code may exist at a time.

                  2. Maintenance - Designated by a reason code beginning with "M". The equipment corresponding to the reason code is the sole cause of the unit maintenance outage. No "0" code may exist during this period. A maintenance outage must be able to be postponed beyond the end of the next weekend and must be completed before the next planned outage. The cause of the maintenance outage is the "M" code with the highest magnitude of derating of all other "D", "S", and "M" codes that may be simultaneously occurring.

                  3. Planned - Designated by a reason code beginning with "S". The equipment corresponding to the reason code is the sole cause of the planned outage. A planned outage must be scheduled at least four weeks in advance and usually lasts several weeks. Usually no other derating code exists during this period.

         C. Reserve Shutdown - Exists when a unit is available for service but is not synchronized due to lack of load demand.

         D. Non-curtailing - Designated by an "N" code except for nuclear ramp-up limitation after SPS load drop. A non-curtailing event is an event that

C.E.Co.                                                             G.P. No. 354
                                                                      Appendix E
                                                                    Page 3 of 16

                  exists when equipment is removed from service for maintenance, testing, or other purposes that does not result in an outage or derating on the unit. It can also exist when the unit operates at less than full capacity due to system dispatch requirements or is in reserve shutdown if the following conditions are met:

                  1.       Consent of SPS obtained.

                  2. The available capacity of the unit is not further reduced as a result of the event.

                  3. The work can be stopped or completed and the unit can reach the desired capacity level if and when it is needed by SPS.

C.E.Co.                                                             G.P. No. 354
                                                                      Appendix E
                                                                    Page 3 of 16


                                   SPS DERATING REASON CODES INDEX


                                                    ON PAGE
                                                    OF THIS
                    CODE                            APPENDIX                         DESCRIPTION
--------------------------------------------  -----------------------  --------------------------------------------
DASH-DWAT                                               10             SYSTEM PROBLEMS - ASH, COAL
                                                                       HANDLING, GOVERNOR, PRECIP.,
                                                                       DEMIN., WASTEWATER
DB-DBFU                                                  4             BOILERS, FUELS, IGNITORS
DBLE-DBTU                                                5             LEAKS - TUBE CONDITION
DC, DF, DH, DM, DO                                       8             CYCLONE, FAN, HEATER, MILL,
                                                                          BURNER
DG-DGVI, DR-DRFU                                         6             GENERATORS, REACTORS
DP, DSG, DV                                              9             PUMP, STEAM GENERATOR,
                                                                          VALVES
DT-DTVI                                                  7             TURBINES
DECP-DMAN, DOPE, DPOL, DTEM,                            11             SPECIAL ITEMS - COOLING WA
DRTX, RFUE-RTST                                                        TER, POLLUTION, TRANSMISSION
                                                                       AND MISC.
EB, SBO1, SOVL                                          14             SCHEDULED AND ECONOMIC
                                                                       OUTAGES AND OVERHAULS
DPDX                                                    12             BLACK START DIESEL PEAKERS
DPKX                                                    13             FAST START PEAKING UNITS















NOTE:    **** ON EXHIBITS INDICATES A SECONDARY REASON IS REQUIRED.


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                          Page 5 of 16


                                         SPS DERATING CODES

                                           MAJOR EQUIPMENT

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------
     M    N    DB                    M    OB                     GENERAL PROBLEMS WITH BOILERS NOT
                                                                 SPECIFICALLY COVERED.
     M    N    DB      1             M    OB     1
     M    N    DB      2             M    OB     2

               DB      EPA                OB     EPA             EPA REGULATIONS CANNOT BE MET.
          N    DB      TEST                                      BOILER TESTING
               DB      AUX                                       UNIT BLR. BEING USED AS AUX. BLR.

                                     M    OBCL                   CHEMICAL CLEANING OR ASH REMOVAL
                                     M    OBCL   1               BEING DONE TO IMPROVE THE BOILER
                                     M    OBCL   2               OPERATION

     M    N    DBCO                       OBCO
     M    N    DBCO    1                  OBCO   1               CONTROL PROBLEMS ASSOCIATED WITH THE
     M    N    DBCO    2                  OBCO   2               BOILER MASTER OR ERRATIC BOILER OPERATION

          N    DBCO    TEST                                      BOILER CONTROL TESTING

               DBFO                  M    OBFO                   FOULING NOT SPECIFICALLY ATTRIBUTED TO
               DBFO    1             M    OBFO   1               CYCLONES, SOOT BLOWING PRECIPITATORS OR
               DBFO    2             M    OBFO   2               THE ASH HANDLING SYSTEMS

               DBFU    ****                                      FUEL PROBLEMS RELATED TO THE FUEL AND THE
                                                                 FUEL HANDLING SYSTEMS.

               DBFU    BTU                OBFU   BTU             LOW BTU FUEL

          N    DBFU    CONS               OBFU   CONS            CONSERVING FUEL, LACK OF FUEL.

               DBFU    FROZ               OBFU   FROZ            FROZEN FUEL.

               DBFU    MIX                                       BLENDING OF FUEL.

               DBFU    NONE               OBFU   NONE            NO FUEL AVAILABLE.

               DBFU    WET                OBFU   WET             HIGH MOISTURE CONTENT.
                                          OBIG                   IGNITION DIFFICULTIES DURING STARTUP, PRE
                                          OBIG   1               VENTING LIGHTOFF
                                          OBIG   2


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                          Page 6 of 16

                                         SPS DERATING CODES

                                           MAJOR EQUIPMENT

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
-----------------------------     --------------------------   ----------------------------------------------
     M    N    DBLE                  M    OBLE                   BOILER LEAKS THAT ARE SIGNIFICANT TO CAUSE
     M    N    DBL1                  M    OBLE1                  A DERATING OR OUTAGE.  INDICATE LEAK
     M    N    DBL2                  M    OBLE2                  LOCATION IN THE SECONDARY REASON

     M    N    DBLE   BOTM           M    OBLE    BOTM           BOTTOM LEAK
     M    N    DBL1   BOTM           M    OBL1    BOTM
     M    N    DBL2   BOTM           M    OBL2    BOTM

     M    N    DBLE   CYCL           M    OBLE    CYCL           CYCLONE LEAK
     M    N    DBL1   CYCL           M    OBL1    CYCL
     M    N    DBL2   CYCL           M    OBL2    CYCL

     M    N    DBLE   ECON           M    OBLE    ECON           ECONOMIZER LEAK
     M    N    DBL1   ECON           M    OBL1    ECON
     M    N    DBL2   ECON           M    OBL2    ECON

     M    N    DBLE   NOSE           M    OBLE    NOSE           NOSE TUBE LEAK
     M    N    DBL1   NOSE           M    OBL1    NOSE
     M    N    DBL2   NOSE           M    OBL2    NOSE

     M    N    DBLE   REHE           M    OBLE    REHE           REHEAT LEAK
     M    N    DBL1   REHE           M    OBL1    REHE
     M    N    DBL2   REHE           M    OBL2    REHE

     M    N    DBLE   SUPR           M    OBLE    SUPR           SUPERHEATER
     M    N    DBL1   SUPR           M    OBL1    SUPR
     M    N    DBL2   SUPR           M    OBL2    SUPR

     M    N    DBLE   TOP            M    OBLE    TOP            TOP
     M    N    DBL1   TOP            M    OBL1    TOP
     M    N    DBL2   TOP            M    OBL2    TOP

     M    N    DBLE   WALL           M    OBLE    WALL           WALL TUBE
     M    N    DBL1   WALL           M    OBL1    WALL
     M    N    DBL2   WALL           M    OBL2    WALL

          N    DBSI                                              SILICA PROBLEMS CAUSING A DERATING

               DBTE                                              TEMPERATURE PROBLEMS CAUSED BY POOR
                                                                 ATTEMPERATION OR FIRING DIFFICULTIES


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                          Page 7 of 16

                                         SPS DERATING CODES

                                           MAJOR EQUIPMENT

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
-----------------------------     --------------------------   ----------------------------------------------
     M    N    DBLE                  M    OBLE                   BOILER LEAKS THAT ARE SIGNIFICANT TO CAUSE
               DBTU                                              TUBE CONDITION SUCH THAT OPERATING UNIT
                                                                 AT HIGHER PRESSURE WOULD REDUCE UNIT'S
                                                                 RELIABILITY

S    M    N    DG                    S    M    OG                GENERATORS - GENERAL PROBLEMS NOT
                                                                 SPECIFICALLY COVERED.

                                     S    M    OG     INSP       GENERATOR INSPECTION.

S    M    N    DGCO                  S    M    OGCO              COOLING PROBLEM, NOT ASSOCIATED WITH THE
                                                                 COOLERS.

S    M    N    DGCO  SEAL            S    M    OGCO   SEAL       HYDROGEN SEALS OR SEAL OIL SYSTEM (IRON
                                                                 HORSE) PROBLEMS.

                                               OGFA              FAULT IN GENERATOR OR BUS DUCT.

          N    DGVI                            OGVI              VIBRATION CAUSED BY ELECTRICAL OR
                                                                 MECHANICAL PROBLEMS.

               DR                    S    M    OR                REACTORS GENERAL PROBLEMS.

               DR    NRC                       OR     NRC        NRC REQUIRES UNIT O/S OR DERATED.

               DR    ADMN                      OR     ADMN       ADMINISTRATION OPERATING CONSTRAINT.

S    M    N    DRSU                                              SURVEILLANCES

S    M    N    DRTE                  S    M    ORTE              MISC. TECHNICAL SPECIFICATIONS NOT COVERED
                                                                 ELSEWHERE.
          N    R     TDO                                         DERATING DUE TO TEMP. DISPATCH ORDER

S    M    N    DRCO                  S    M    ORCO              CONTROL PROBLEMS WITH THE REACTOR.
S    M    N    DRCO  DRIV            S    M    ORCO   DRIV       CONTROL ROD DRIVE PROBLEMS.

               DFRU  ****                      ORFU   ****       FUEL PROBLEMS.
               DRFU  CONS                      ORFU   CONS       FUEL CONSERVATION
               DRFU  DEPL                      ORFU   DEPL       FUEL DEPLETION
S              DRFU  PREC                      ORFU   PREC       PRECONDITIONING
S    M    N    DFRU  RODP            M    S    ORFU   RODP       ROD PATTERN
S    M    N    DRFU  SCRM            M    S    ORFU   SCRM       SCRAM REACTIVITY
               DRFU  THRM                      ORFU   THRM       THERMAL LIMITS


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                          Page 8 of 16

                                         SPS DERATING CODES

                                           MAJOR EQUIPMENT

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
-----------------------------     --------------------------   ----------------------------------------------
               DRFU  XENO                 ORFU   XENO            XENON RESTRICTION
               DRFU  MINP                                        RAMP-UP LIMITATION AFTER LOAD DROP
          N    REG                                               NUCLEAR UNIT REGULATING SYSTEM LOAD
                                                                 (NONCURTAILING ONLY)
          N    U     FOLL                                        NUCLEAR UNIT OUT OF ECONOMIC ORDER DUE
                                                                 TO RAMP RATE LIMITATIONS
          N    U     RAMP                                        DUE TO LOW SYSTEM DEMAND THE NUCLEAR
                                                                 UNIT CANNOT DROP LOAD AS LOW AS THE
                                                                 SYSTEM REQUIRES


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                          Page 9 of 16

                                         SPS DERATING CODES

                                      MAJOR EQUIPMENT REACTORS

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
-----------------------------     --------------------------   ----------------------------------------------
               DRFU  XENO                 ORFU   XENO            XENON RESTRICTION
S     M   N    DT                    S    M      OT              TURBINES - GENERAL PROBLEMS NOT
                                                                 SPECIFICALLY COVERED.

          N    DTBL                  S    M      OTBL            BLADING PROBLEMS DUE TO MISSING BLADES,
                                                                 BLADE INSPECTION OR REPAIR.

               DTCO                                              CONDUCTIVITY PROBLEMS

               DTEF                                              EFFICIENCY - TURBINE NOT UP TO STANDARD
                                                                 BECAUSE OF A PROBLEM NOT DEFINED.

          N    DTLE                  S    M      OTLE            STEAM LEAK ANYWHERE ON THE TURBINE OR
                                                                 ASSOCIATED PIPING.

                                     S           OTRN            TURNING GEAR PROBLEMS OR REPAIRS KEEPING
                                                                 THE UNIT OFF SYSTEM.

                DTVI                 S    M      OTVI            VIBRATION PROBLEMS CAUSING A DERATING OR
                                                                 OUTAGE FOR BALANCING OR INSPECTION.


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                         Page 10 of 16


                                         SPS DERATING CODES

                                      MAJOR EQUIPMENT REACTORS

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------
     M    N    DC                      M    OC                   CYCLONE PROBLEMS CAUSED BY SLAG, LEAKS OR
                                                                 ITEMS NOT COVERED BELOW.
     M    N    DC     FEED             M    OC     FEED          FEEDER REPAIRS ONLY.
     M    N    DC     ROTS             M    OC     ROTS          ROTARY SEAL REPAIRS ONLY.
     M    N    DCO                     M    OCO                  CONDENSER PROBLEMS INVOLVING REPAIRS TO
                                                                 LEAKS, CLEANING, OR VACUUM.
S    M    N    DCO    SCRN         S   M    OCO                  SCREEN PROBLEMS.

               DCOO   ****                  OCOO   ****          COOLER PROBLEMS.
S    M    N    DCOO   H2           S   M    OCOO   H2            HYDROGEN COOLER.
S    M    N    DCOO   H2O          S   M    OCOO   H2O           HEAT EXCHANGER, FOR WATER COOLED STATOR.
S    M    N    DCOO   OIL          S   M    OCOO   OIL           OIL



                                           AUXILIARY EQUIPMENT

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------
     M    N    DF     ****                M    OF    ****        FAN PROBLEMS.
     M    N    DF     ID                  M    OF    ID          INDUCED DRAFT.
     M    N    DF     IDB                 M    OF    IDB         INDUCED DRAFT BOOSTER.
     M    N    DF     FD                  M    OF    FD          FORCED DRAFT.
     M    N    DF     GASR                M    OF    GASR        GAS RECIRCULATION.

     M    N    DH     ****                M    OH    ****        HEATER PROBLEMS.
     M    N    DH     AIR                 M    OH    AIR         AIR
     M    N    DH     AIRP                M    OH    AIRP        AIR PREHEATER
S    M    N    DH     DC             S    M    OH    DC          DIRECT CONTACT
S    M    N    DH     HP             S    M    OH    HP          HIGH PRESSURE
S    M    N    DH     LP             S    M    OH    LP          LOW PRESSURE
S    M    N    DH     MSRE           S    M    OH    MSRE        MOISTURE SEPARATOR REHEATER
S    M    N    DH     SAPH           S    M    OH    SAPH        STEAM AIR PREHEATER

     M    N    DM                         M    OM                MILL PROBLEMS OF ANY KIND
     M    N    DM     FEED                M    OM    FEED        FEEDER PROBLEMS ONLY

     M    N    DO                         M    OO                BURNER PROBLEMS OF ANY KIND
S    M    N    DP     ****           S    M    OP    ****        PUMP PROBLEMS.
     M    N    DP     BF                  M    OP    BF          BOILER FEED.
     M    N    DP     BWCP                M    OP    BWCP        BOILER WATER CIRCULATING.
S    M    N    DP     CB             S         OP    CB          CONDENSATE BOOSTER.
S    M    N    DP     CD             S    M    OP    CD          CONDENSATE.



         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                         Page 11 of 16


                                         SPS DERATING CODES

                                      MAJOR EQUIPMENT REACTORS

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------

S    M    N    DP     CW             S    M    OP    CW          CIRCULATING WATER.
S    M    N    DP     FW             S    M    OP    FW          FEEDWATER
S    M    N    DP     HTRD           S    M    OP    HTRD        HEATER DRAIN.
     M    N    DP     RBF                 M    OP    RBF         RESERVE BOILER FEED.
S    M    N    DP     RC             S    M    OP    RC          REACTOR COOLING PUMP.
S    M    N    DP     RF             S    M    OP    RF          REACTOR FEED.
S    M    N    DP     RR             S    M          RR          REACTOR RECIRCULATING.
S    M    N    DP     STAT           S    M    OP    STAT        STATOR COOLING.

S    M    N    DSG                   S    M    OSG               STEAM GENERATOR PROBLEMS
               DSG    TEMP                     OSG   TEMP        STEAM GENERATOR TEMP. LIMITATION
               DSG    CHEM                     OSG   CHEM        STEAM GENERATOR CHEMISTRY PROBLEM.

S    M    N    DV     ****           S    M    OV    ****        VALVE PROBLEMS.
S    M    N    DV     ATMP           S    M    OV    ATMP        ATTEMPERATION.
S    M    N    DV     BIAS           S    M    OV    BIAS        BIAS.
S    M    N    DV     BYPS           S    M    OV    BYPS        BYPASS.
S    M    N    DV     CONT           S    M    OV    CONT        CONTROL.
S    M    N    DV     EXTR           S    M    OV    EXTR        EXTRACTION.
S         N    DV     INTE           S    M    OV    INTE        INTERCEPT.
S    M    N    DV     MCIV           S    M    OV    MCIV        MAIN CYCLE ISOLATION VALVE.
S    M    N    DV     MSIV           S    M    OV    MSIV        MAIN STEAM ISOLATION.
S    M    N    DV     MSSV           S    M    OV    MSSV        MAIN STEAM STOP.
S    M    N    DV     RELF           S    M    OV    RELF        RELIEF.
S    M    N    DV     SAFE           S    M    OV    SAFE        SAFETY.
S    M    N    DV     STOP           S    M    OV    STOP        STOP.
S    M    N    DV     VENT           S    M    OV    VENT        VENT.

     M    N    DASH                       M    OASH              ASH HANDLING SYSTEM, SILO FIRES, PLUGGED
                                                                 ASH LINES, UNLOADING EQUIPMENT AND
                                                                 POLLUTION PROBLEMS.
               DASH   EPA                      OASH  EPA         EPA REGULATIONS.
S    M    N    DAUX   ****           S    M    OAUX  ****        AUXILIARY POWER EQUIPMENT PROBLEM
S    M    N    DAUX   BUS            S    M    OAUX  BUS         BUS.
S    M    N    DAUX   DESL           S    M    OAUX  DESL        DIESEL GENERATOR.
S    M    N    DAUX   SWGR           S    M    OAUX  SWGR        SWITCHGEAR.
S    M    N    DAUX   TRAN           S    M    OAUX  TRAN        AUXILIARY TRANSFORMER.

               DECC                            OECC              EMERGENCY CORE COOLING SYSTEM PROBLEMS
               DECC   NRC                      OECC  NRC         NRC REGULATIONS.

S    M    N    DEX                   S    M    OEX               EXCITERS OR VOLTAGE REGULATOR PROBLEMS.


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                         Page 12 of 16


                                         SPS DERATING CODES

                                      MAJOR EQUIPMENT REACTORS

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------
     M    N    DFUS   ****                M    OFUS  ****        FUEL DELIVERY SYSTEM PROBLEM.
     M    N    DFUS   BELT                M    OFUS  BELT        BELT.
     M    N    DFUS   BRGE                M    OFUS  BRGE        BARGE.
     M    N    DFUS   BUNK                M    OFUS  BUNK        BUNKER.
     M    N    DFUS   COND                M    OFUS  COND        CONDITIONER.
     M    N    DFUS   CRSH                M    OFUS  CRSH        CRASHER.
     M    N    DFUS   DOCK                M    OFUS  DOCK        DOCK.
     M    N    DFUS   DUMP                M    OFUS  DUMP        CAR DUMPER.
     M    N    DFUS   MANP                M    OFUS  MANP        MANPOWER.
     M    N    DFUS   PIPE                M    OFUS  PIPE        OIL PIPING.
     M    N    DFUS   PUMP                M    OFUS  PUMP        OIL PUMP & HEATER SET.
     M    N    DFUS   PUSH                M    OFUS  PUSH        PUSHER.
     M    N    DFUS   TANK                M    OFUS  TANK        OIL TANK.
     M    N    DFUS   TRIP                M    OFUS  TRIP        TRIPPER OR ANY OTHER FUEL PROBLEMS.

S    M    N    DGO                   S    M    OGO               GOVERNOR OR EHC SYSTEM PROBLEMS WITH THE
                                                                 FUTURE TURBINE.
     M    N    DPR                        M    OPR               PRECIPITATOR SYSTEM PROBLEM-BROKEN WIRES,
                                                                 DUST BUILDUP, FULL HOPPER.
     M    N    DPR    EPA                 M    OPR   EPA         EPA REGULATIONS
     M    N    DSB                        M    OSB               SOOT BLOWING SYSTEM PROBLEM.

     M    N    DWAT   ****                M    OWAT  ****        WATER SUPPLY PROBLEMS.
S    M    N    DWAT   DEMI           S    M    OWAT  DEMI        DEMINERALIZER PROBLEMS.
S    M    N    DWAT   MAKE           S    M    OWAT  MAKE        INSUFFICIENT MAKEUP.
S    M    N    DWAT   POLI           S    M    OWAT  POLI        POLISHER PROBLEMS.
S    M    N    DWAT   WAST           S    M    OWAT  WAST        WASTEWATER SYSTEM PROBLEMS.

                DECP                                             FULL UNIT CAPACITY UNAVAILABLE.  REASON
                                                                 NOT COVERED BY SPECIFIC DERATING.

                DMAN                           OMAN              MANPOWER SHORTAGE.

                DOPE                           OOPE              OPERATING ERROR.

                                          N    OSTR  FAIL        UNIT STARTUP TIME NOT IN +15 -30 WINDOW
                                          N    OBL1  FAIL        STARTUP TIME NOT IN +15 -30 WINDOW
                                          N    OBL2  FAIL        STARTUP TIME NOT IN +15 -30 WINDOW
               DPOL   ****                     OPOL  ****        POLLUTION PROBLEMS.
          N    DPOL   EPA                      OPOL  EPA         EPA REGULATIONS.
          N    DPOL   OFFG                     OPOL  OFFG        OFF GAS.


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                         Page 13 of 16


                                         SPS DERATING CODES

                                      MAJOR EQUIPMENT REACTORS

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------
          N    DPOL   OZON                     OPOL  OZON        OZONE CONCENTRATIONS.
          N    DPOL   RADW                     OPOL  RADW        RADIATION WASTE.
          N    DPOL   STAC                     OPOL  STAC        STACK OPACITY.
          N    DPOL   SULF                     OPOL  SULF        HIGH SO2 OR SO3 CONCENTRATON.

          N    DTEM   ****                     OTEM  ****        COOLING WATER PROBLEM.
          N    DTEM   CANA                     OTEM  CANA        CANAL
          N    DTEM   EPA                      OTEM  EPA         EPA REGULATIONS
                                                                 (KINCAID/QUAD-CITIES ONLY)
          N    DTEM   LAKE                     OTEM  LAKE        LAKE
          N    DTEM   RIVR                     OTEM  RIVR        RIVER
          N    DTEM   TOWR                     OTEM  TOWR        COOLING TOWER PROBLEMS.

               DTRX   ****                     OTRX  ****        TRANSMISSION PROBLEMS.
               DTRX   ICE                      OTRX  ICE         ICE.
               DTRX   OVLD                     OTRX  OVLD        OVERLOAD.
S    M    N    DTRX   UNTR           S    M    OTRX  UNTR        UNIT TRANSFORMER.
S    M    N    DTRX   VOLT           S    M    OTRX  VOLT        VOLTAGE.
          N    DTRX   ZONE                     OTRX  ZONE        ZONE.
                                     S    M    OTRX  UBRK        UNIT BREAKER.


NOTE:  ALL REASON CODES BELOW MUST HAVE NEGATIVE VALUES.
----



         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------

               RFUE   GAS                                        RECOVERABLE MW BURNING GAS
               RFUE   OIL                                        RECOVERABLE MEGAWATTS BURNING OIL.
               RTST                                              RATING TEST OR OPERATION ABOVE OFFICIAL
                                                                 UNIT RATING.


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                         Page 14 of 16


                                          SPS DERATING CODES

                                      BLACK START DIESEL PEAKERS

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------
               DPDX   ****                  OPDX   ****          DIESEL DERATING OR OUTAGE.  A SECONDARY
                                                                 REASON IS ALWAYS REQUIRED.  X = UNIT NUMBER
     M    N    DPDX   AUXT             M    OPTX   AUXT          AUXILIARY TRANSFORMER
     M    N    DPDX   BATT             M    OPDX   BATT          BATTERY AND CHARGING SYSTEM
     M    N    DPDX   CONT             M    OPDX   CONT          ENGINE CONTROL SYSTEM
     M    N    DPDX   COOL             M    OPDX   COOL          COOLING SYSTEM
                                       M    OPDX   ENEX          ENGINE EXCHANGE
     M    N    DPDX   ENGE             M    OPDX   ENGE          ENGINE PROBLEM
                                            OPDX   EROR          OPERATING OR MAINTENANCE ERROR
                                            OPDX   EXPL          UNIT OR COMPONENT EXPLOSION
                                            OPDX   FIRE          FIRE
     M    N    DPDX   FUEL             M    OPDX   FUEL          FUEL SYSTEM
     M    N    DPDX   GENR             M    OPDX   GENR          GENERATOR PROBLEM
     M    N    DPDX   GOV              M    OPDX   GOV           GOVERNOR PROBLEM
     M    N    DPDX   INAS             M    OPDX   INAS          AIR INLET SYSTEM
     M    N    DPDX   LUBR             M    OPDX   LUBR          LUBRICATION PROBLEM
     M    N    DPDX   MAIN             M    OPDX   MAIN          MAIN TRANSFORMER
                                            OPDX   NADS          NATURAL DISASTER TO PLANT
                                       M    OPDX   OVHL          OVERHAUL
          N    DPDX   REGS                  OPDX   REGS          NOISE OR ENVIRONMENTAL REGULATION
     M    N    DPDX   STRT             M    OPDX   STRT          STARTER SYSTEM
          N    DPDX   TEST                                       TESTING OF INDIVIDUAL UNITS
     M    N    DPDX   TUCH             M    OPDX   TUCH          TURBO-CHARGER
     M    N    DPDX   VIBS             M    OPDX   VIBS          VIBRATION PROBLEM

LOCATIONS - FISK UNIT 20, JOLIET UNIT 9


         C.E.Co.                                                                          G.P. No. 354
                                                                                            Appendix E
                                                                                         Page 15 of 16


                                          SPS DERATING CODES

                                      FAST START PEAKING UNITS

         DERATE CODE                 M OR O/S CODE                         DESCRIPTION
---------------------------       --------------------------   ----------------------------------------------
               DPKX   ****                  OPKX   ****          PEAKER DERATING OR OUTAGE.  A SECONDARY
                                                                 REASON IS ALWAYS REQUIRED.  X = UNIT BLOCK
                                                                 NUMBER
     M    N    DPKX   AUXT             M    OPKX   AUXT          BLOCK TRANSFORMER
     M    N    DPKX   BATT             M    OPKX   BATT          BATTERY AND CHARGING SYSTEM
     M    N    DPKX   BEAR             M    OPKX   BEAR          BEARING PROBLEM (NOT VIBRATION)
                                       M    OPKX   CLNG          TURBINE CLEANING
     M    N    DPKX   COMP             M    OPKX   COMP          COMPRESSOR PROBLEM
     M    N    DPKX   CONT             M    OPKX   CONT          CONTROLS AND INSTRUMENTATION
     M    N    DPKX   COOL             M    OPKX   COOL          COOLING SYSTEM
                                       M    OPKX   ENEX          ENGINE EXCHANGE
                                            OPKX   EROR          OPERATING OR MAINTENANCE ERROR
     M    N    DPKX   EROS             M    OPKX   EROS          AIRBORNE PARTICULATE EROSION
     M    N    DPKX   EXCR             M    OPKX   EXCR          EXCITER PROBLEM
     M    N    DPKX   EXHT             M    OPKX   EXHT          EXHAUST EQUIPMENT
                                            OPKX   EXPL          EXPLOSION
                                            OPKX   FIRE          FIRE
     M    N    DPKX   FUEL             M    OPKX   FUEL          FUEL SYSTEM
     M    N    DPKX   GENR             M    OPKX   GENR          GENERATOR PROBLEM
          N    DPKX   HEGT             M    OPKX   HEGT          HIGH EXHAUST GAS TEMPS.
     M    N    DPKX   IGNT             M    OPKX   IGNT          IGNITION SYSTEM
     M    N    DPKX   INAS             M    OPKX   INAS          INLET AIAR SYSTEM
     M    N    DPKX   LUBR             M    OPKX   LUBR          LUBRICATION PROBLEM
     M    N    DPKX   MAIN             M    OPKX   MAIN          MAIN TRANSFORMER
                                            OPKX   NADS          NATURAL DISASTER TO PLANT
                                       M    OPKX   OVHL          OVERHAUL
     M    N    DPKX   REDC             M    OPKX   REDC          REDUCTION SPEED GEAR
          N    DPKX   REGS                  OPKX   REGS          NOISE OR ENVIRONMENTAL REGULATIONS
     M    N    DPKX   SULF             M    OPKX   SULF          SULFURIZATION EROSION FROM FUEL
          N    DPKX   TEST                                       TESTING
     M    N    DPKX   TURB             M    OPKX   TURB          TURBINE PROBLEM
     M    N    DPKX   TURN             M    OPKX   TURN          TURNING GEAR
     M    N    DPKX   VIBS             M    OPKX   VIBS          VIBRATION PROBLEM

LOCATIONS -    BLOOM, CALUMET, CRAWFORD, ELECTRIC JUNCTION,
               FISK, JOLIET 6, LOMBARD, SABROOKE, WAUKEGAN


         C.E.Co.                                                          G.P. No. 354
                                                                            Appendix E
                                                                         Page 16 of 16


                                 SPS OUTAGE CODES

         CODE                                               DESCRIPTION
---------------------------                          ---------------------------------
                 ECONOMIC BOILER OUTAGES ARRANGED WITH LOAD DISPATCHER

          EB        1                                ECONOMIC OUTAGE ON BOILER #1
          EB        2                                ECONOMIC OUTAGE OF BOILER #2


                SCHEDULED OUTAGES ARRANGED BY OVERHAUL SCHEDULING COMMITTEE

          SBO1                                       BOILER OVERHAUL #1 BOILER
          SBO2                                       BOILER OVERHAUL #2 BOILER
          SMNT                                       SCHEDULED MAINTENANCE
          SNEW                                       NON-COMM. UNIT (VALUE MUST BE-
          SOVL                                       UNIT OVERHAUL)